          As filed with the Securities and Exchange Commission on April 27, 2000


                                                      Registration No. 333-82449


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 1



                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                           (Exact name of Registrant)

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)


           James D. Gallagher                            Copy to:
       Vice President, Secretary                    J. Sumner Jones, Esq.
          and General Counsel                       Jones & Blouch L.L.P.
 The Manufacturers Life Insurance Company      1025 Thomas Jefferson Street, NW
              of America                            Washington, DC 20007
           73 Tremont Street
            Boston, MA 02108
(Name and Address of Agent for Service)



It is proposed that this filing will become effective:



/ /   immediately upon filing pursuant to paragraph (b) of Rule 485



/X/   on May 1, 2000 pursuant to paragraph (b) of Rule 485



/ /   60 days after filing pursuant to paragraph (a)(1) of Rule 485



/ /   on [date] pursuant to paragraph (a)(1) of Rule 485



/ /   75 days after filing pursuant to paragraph (a)(2) of Rule 485

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM

N-8B-2

ITEM NO. CAPTION IN PROSPECTUS

1        Cover Page; General Information About Manufacturers (Separate Account
         Three)

2 Cover Page; General Information About Manufacturers (Manufacturers Life of America)

3        *

4        Other Information (Distribution of the Policy)

5        General Information About Manufacturers (Separate Account Three)

6        General Information About Manufacturers (Separate Account Three)

7        *

8        *

9        Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11       General Information About Manufacturers (Manufacturers Investment
         Trust)

12       General Information About Manufacturers (Manufacturers Investment
         Trust)

13       Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15       Issuing A Policy

16       **

17       Policy Surrender and Partial Withdrawals

18       General Information About Manufacturers

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20       *

21       Policy Loans

22       *

23       **

24       Other Provisions of the Policy

25       General Information About Manufacturers (Manufacturers Life of America)

26       *

27       **

28       Other Information (Officers and Directors)

29       General Information About Manufacturers (Manufacturers Life of America)

30       *

31       *

32       *

33       *

34       *

35       **

36       *

37       *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39       Other Information (Distribution of the Policies)

40       *

41       **

42       *

43       *

44       Policy Values --Determination of Policy Value; Units and Unit Values)

45       *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47       General Information About Manufacturers (Manufacturers Investment
         Trust)

48       *

49       *

50       General Information About Manufacturers

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52       Other Information (Substitution of Portfolio Shares)

53       **

54       *

55       *

56       *

57       *

58       *

59       Financial Statements

*   Omitted since answer is negative or item is not applicable.

**  Omitted.

                                     PART I


                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


                                  VENTURE SPVL


            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us") offers the Policy on both a single life and a survivorship basis.



Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.



EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.



BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.



The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


Please read this prospectus carefully and keep it for future reference. It is valid only when accompanied by a current prospectus for the Trust.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000


SPVL.PRO5/2000

TABLE OF CONTENTS



POLICY SUMMARY...................................................................................................   4
   General.......................................................................................................   4
   Death Benefits................................................................................................   4
   Premiums......................................................................................................   4
   Policy Value..................................................................................................   4
   Policy Loans..................................................................................................   4
   Surrender and Partial Withdrawals.............................................................................   4
   Lapse and Reinstatement.......................................................................................   4
   Charges and Deductions........................................................................................   6
   Investment Options and Investment Advisers ...................................................................   6
   Investment Management Fees and Expenses.......................................................................   6
   Table of Charges and Deductions...............................................................................   6
   Table of Investment Management Fees and Expenses..............................................................   7
   Table of Investment Options and Investment Subdivisers.........................................................  9
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST......................  10
   Manufacturers Life of America.................................................................................  10
   The Separate Account .........................................................................................  10
   The Trust ....................................................................................................  10
ISSUING A POLICY.................................................................................................  14
   Requirements..................................................................................................  14
   Temporary Insurance Agreement.................................................................................  15
   Right to Examine the Policy...................................................................................  15
   Life Insurance Qualification..................................................................................  15
DEATH BENEFITS...................................................................................................  16
   Death Benefit ................................................................................................  16
   Maturity Date.................................................................................................  17
PREMIUM PAYMENTS.................................................................................................  17
   Initial Premiums..............................................................................................  17
   Subsequent Premiums...........................................................................................  18
   Premium Allocation............................................................................................  18
   Maximum Premium Limitation....................................................................................  18
CHARGES AND DEDUCTIONS...........................................................................................  18
   Premium Load..................................................................................................  18
   Surrender Charges.............................................................................................  19
   Monthly Charges...............................................................................................  20
   Administration Charge.........................................................................................  20
   Cost of Insurance Charge......................................................................................  20
   Mortality and Expense Risks Charge............................................................................  21
   Charges for Supplementary Benefits............................................................................  21
   Charges for Transfers.........................................................................................  21
   Reduction in Charges..........................................................................................  21
SPECIAL PROVISIONS FOR EXCHANGES.................................................................................  21
COMPANY TAX CONSIDERATIONS.......................................................................................  22
POLICY VALUE.....................................................................................................  22
   Determination of the Policy Value.............................................................................  22
   Units and Unit Values.........................................................................................  22
   Transfers of Policy Value.....................................................................................  23
   Telephone Transfers...........................................................................................  23
   Dollar Cost Averaging.........................................................................................  23

   Asset Allocation Balancer Transfer............................................................................  24
POLICY LOANS.....................................................................................................  24
   Maximum Loanable Amount.......................................................................................  24
   Effect of Policy Loan.........................................................................................  24
   Interest Charged on Policy Loans..............................................................................  24
   Loan Account..................................................................................................  24
POLICY SURRENDER AND PARTIAL WITHDRAWALS.........................................................................  26
   Policy Surrender..............................................................................................  26
   Partial Withdrawals...........................................................................................  26
LAPSE AND REINSTATEMENT..........................................................................................  26
   Lapse.........................................................................................................  26
   Reinstatement.................................................................................................  27
   Termination...................................................................................................  27
THE GENERAL ACCOUNT..............................................................................................  27
   Fixed Account.................................................................................................  28
OTHER PROVISIONS OF THE POLICY...................................................................................  28
   Assignment of Rights..........................................................................................  28
   Beneficiary...................................................................................................  28
   Incontestability..............................................................................................  28
   Misstatement of Age or Sex....................................................................................  28
   Suicide Exclusion.............................................................................................  29
   Supplementary Benefits........................................................................................  29
TAX TREATMENT OF THE POLICY......................................................................................  29
OTHER INFORMATION................................................................................................  34
   Payment of Proceeds...........................................................................................  34
   Reports to Policyowners.......................................................................................  34
   Distribution of the Policies..................................................................................  34
   Responsibilities of Manufacturers Life........................................................................  35
   Voting Rights.................................................................................................  35
   Substitution of Portfolio Shares..............................................................................  35
   Records and Accounts..........................................................................................  36
   State Regulations.............................................................................................  36
   Litigation....................................................................................................  36
   Independent Auditors..........................................................................................  36
   Further Information...........................................................................................  36
   Officers and Directors........................................................................................  37
   Year 2000 Issues..............................................................................................  39
APPENDIX A - DEFINITIONS.........................................................................................  A1
APPENDIX B - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS.....................  B1
APPENDIX F - Audited FINANCIAL STATEMENTS........................................................................  F1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

POLICY SUMMARY

GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the Life Insured. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy . A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

         Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax advisor.


         MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).


         For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

     - charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

     -    charges deducted from premiums paid, and

     - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.


The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.



Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES

          The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

          TABLE OF CHARGES AND DEDUCTIONS

Surrender Charge

The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage shown in the following table.


Policy Year       Surrender Charge
1                    10.00%
2                     9.00%
3                     8.00%
4                     7.00%
5                     6.00%

6                     5.00%
7                     4.00%
8                     3.00%
9                     1.50%
10+                   0.00%

               If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

Monthly Deductions:         -      A premium load of 0.030% of Policy Value is
                                   deducted monthly (equivalent to 0.360%
                                   annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the Policy Value corresponding to the premium payment for 10
                                   Policy Years following the premium payment.
                                   Approximately, 13% of the premium load is expected to cover acquisition and sales expenses, 20% federal taxes and 67% state taxes.

                            - An administration charge of $7.50 plus 0.010% monthly (equivalent to 0.12% annually).

                            -      The cost of insurance charge.

                            - Any additional charges for supplementary benefits, if applicable.

                            - A mortality and expense risks charge. This charge is calculated as a percentage of the value of the Investment Accounts and is assessed against the Investment Accounts. The charge varies by Policy Year as follows:

                   Guaranteed Monthly Mortality      Guaranteed Annual Mortality
 Policy Years        and Expense Risks Charge         and Expense Risks Charge
--------------------------------------------------------------------------------
     1-10                     0.075%                           0.900%
       10+                    0.025%                            0.30%

                                   All of the above charges, except the
                                   mortality and expense risks charge, are
                                   deducted from the Net Policy Value.

Loan Charges:                      A fixed loan interest rate of 6.00% annually.
                                   Interest credited to amounts in the Loan
                                   Account is guaranteed not to be less than 4.00% at all times. The maximum loan amount is 90% of the Net Cash Surrender Value.

Transfer Charge:                   A charge of $25 per transfer for each
                                   transfer in excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

TRUST ANNUAL EXPENSES


(as a percentage of Trust average net assets for the fiscal year ended December 31, 1999)



                                                OTHER EXPENSES
                                   MANAGEMENT   (AFTER EXPENSE    TOTAL TRUST
TRUST PORTFOLIO                       FEES      REIMBURSEMENT)   ANNUAL EXPENSES
--------------------------------------------------------------------------------
Pacific Rim Emerging Markets....     0.850%         0.260%            1.110%
Internet Technologies...........     1.150%         0.136%A           1.286%
Science & Technology............     1.100%         0.060%            1.160%
International Small Cap.........     1.100%         0.270%            1.370%

Aggressive Growth...............     1.000%F        0.130%            1.130%
Emerging Small Company..........     1.050%         0.070%            1.120%
Small Company Blend.............     1.050%         0.250%A           1.300%E
Dynamic Growth..................     1.000%F        0.132%A           1.132%
Mid Cap Stock...................     0.925%         0.100%A           1.025%E
All Cap Growth H................     0.950%F        0.070%            1.020%
Overseas........................     0.950%         0.260%            1.210%
International Stock.............     1.050%         0.200%            1.250%
International Value.............     1.000%         0.230%A           1.230%E
Mid Cap Blend...................     0.850%F        0.060%            0.910%
Small Company Value.............     1.050%         0.170%            1.220%
Global Equity...................     0.900%         0.160%            1.060%
Growth..........................     0.850%         0.050%            0.900%
Large Cap Growth................     0.875%F        0.100%            0.975%
Quantitative Equity.............     0.700%         0.060%            0.760%
Blue Chip Growth................     0.875%F        0.050%            0.925%
Real Estate Securities..........     0.700%         0.070%            0.770%
Value...........................     0.800%         0.070%            0.870%
Tactical Allocation.............     0.900%         0.127%A           1.027%
Growth & Income.................     0.750%         0.050%            0.800%
U.S. Large Cap Value............     0.875%         0.070%A           0.945%E
Equity-Income...................     0.875%F        0.060%            0.935%
Income & Value..................     0.800%F        0.080%            0.880%
Balanced........................     0.800%         0.070%            0.870%
High Yield......................     0.775%         0.065%            0.840%
Strategic Bond..................     0.775%         0.095%            0.870%
Global Bond.....................     0.800%         0.180%            0.980%
Total Return....................     0.775%         0.060%A           0.835%E
Investment Quality Bond.........     0.650%         0.120%            0.770%
Diversified Bond................     0.750%         0.090%            0.840%
U.S. Government Securities......     0.650%         0.070%            0.720%
Money Market....................     0.500%         0.050%            0.550%
Small Cap Index.................     0.525%         0.075%AG          0.600%
International Index.............     0.550%         0.050%AG          0.600%
Mid Cap Index...................     0.525%         0.075%AG          0.600%
Total Stock Market Index........     0.525%         0.075%AG          0.600%
500 Index.......................     0.525%         0.039%AG          0.564%
Lifestyle Aggressive 1000D......     0.075%         1.060%B           1.135%C
Lifestyle Growth 820D...........     0.057%         1.008%B           1.065%C
Lifestyle Balanced 640D.........     0.057%         0.928%B           0.985%C
Lifestyle Moderate 460D.........     0.066%         0.869%B           0.935%C
Lifestyle Conservative 280D.....     0.075%         0.780%B           0.855%C



-----------------



A      Based on estimates to be made during the current fiscal year.



B      Reflects expenses of the Underlying Portfolios.


C The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075% the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursement by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)



This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:



                                    MANAGEMENT       OTHER         TOTAL TRUST
TRUST PORTFOLIO                        FEES         EXPENSES     ANNUAL EXPENSES
--------------------------------------------------------------------------------

Lifestyle Aggressive 1000......       0.075%         1.090%          1.165%
Lifestyle Growth 820 ..........       0.057%         1.030%          1.087%
Lifestyle Balanced 640 ........       0.057%         0.940%          0.997%
Lifestyle Moderate 460 ........       0.066%         0.900%          0.966%
Lifestyle Conservative 280.....       0.075%         0.810%          0.885%




D Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.



E Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.



F Management Fees changed effective May 1, 1999. Fees shown are the current management fees.



G MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.022% higher for the International Index Trust, 0.014% higher for the Small Cap Index Trust, 0.060% higher for the Mid Cap Index Trust and 0.005% higher for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2000 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



H      Formerly, the Mid Cap Growth Trust.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS



The Trust currently has nineteen subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life of America.



SUBADVISER                                    PORTFOLIO
A I M Capital Management, Inc.                Aggressive Growth Trust
                                              All Cap Growth Trust(B)

AXA Rosenberg Investment Management LLC       Small Company Value Trust

Capital Guardian Trust Company                Small Company Blend Trust
                                              U.S. Large Cap Value  Trust
                                              Income & Value Trust
                                              Diversified Bond Trust

Fidelity Management Trust Company             Mid Cap Blend Trust
                                              Large Cap Growth Trust
                                              Overseas Trust

Founders Asset Management LLC                 International Small Cap Trust
                                              Balanced Trust

Franklin Advisers, Inc.                       Emerging Small Company Trust

Janus Capital Corporation                     Dynamic Growth Trust

Manufacturers Adviser Corporation             Pacific Rim Emerging Markets Trust
                                              Quantitative Equity Trust
                                              Real Estate Securities Trust

                                              Money Market Trust
                                              Index Trusts
                                              Lifestyle Trusts(A)

Miller Anderson & Sherrerd, LLP               Value Trust
                                              High Yield Trust

Mitchell Hutchins Asset Management Inc.       Tactical Allocation Trust

Morgan Stanley Asset Management Inc.          Global Equity Trust

Munder Capital Management                     Internet Technologies Trust

Pacific Investment Management Company         Global Bond Trust
                                              Total Return Trust

Rowe Price-Fleming International, Inc.        International Stock Trust

Salomon Brothers Asset Management Inc         U.S. Government Securities Trust
                                              Strategic Bond Trust

State Street Global Advisors                  Growth Trust
                                              Lifestyle TrustsA

T. Rowe Price Associates, Inc.                Science & Technology Trust
                                              Blue Chip Growth Trust
                                              Equity-Income Trust

Templeton Investment Counsel, Inc.            International Value Trust

Wellington Management Company, LLP            Growth & Income Trust
                                              Investment Quality Bond Trust
                                              Mid Cap Stock Trust



(A) State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



(B)    Formerly, the Mid Cap Growth Trust


Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST


MANUFACTURERS LIFE OF AMERICA


We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC") a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. Manufacturers Life is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.


RATINGS

Manufacturers Life and the Company have received the following ratings from independent rating agencies:

Standard and Poor's Insurance Ratings Service:   AA+ (for financial strength)
A.M. Best Company:                               A++ (for financial strength)
Duff & Phelps Credit Rating Co.:                 AAA (for claims paying ability)
Moody's Investors Service, Inc.:                 Aa2 (for financial strength)


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of the Company's ability to honor the death benefit and lapse protection benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.



THE SEPARATE ACCOUNT



Manufacturers Life of America established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of the Company's other assets. The Separate Account is currently used only to support variable life insurance policies.


ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION


The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.


MANUFACTURERS INVESTMENT TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS


The Portfolios of the Trust available under the Policies are as follows:


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).



The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. By investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science & technology. Current income is incidental to the portfolio's objective.


The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.



The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.



The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.



The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.



The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.



The ALL CAP GROWTH TRUST (formerly, Mid Cap Growth Trust) seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.


The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.


The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000 Index and are traded principally in the markets of the United States.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.


The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).



The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.


The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.


The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.



The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.


The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.



The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.


The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.



The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.



The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.


The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S.
entities.



The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.


Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

  AGE*                                         SIMPLIFIED UNDERWRITING MAXIMUM
                                                      INITIAL PAYMENT
 20-29                                                      $30,000
 30-39                                                      $60,000
 40-49                                                     $100,000
 50-74                                                     $150,000
 75-90                                                     $100,000

* In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.


If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:



(i) the Policy Date and the Effective Date will be the date the Company receives the check at it's service office, and



(ii)   the Issue Date will be the date the Company issues the Policy.



The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.


MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

(1)    the amount of all premiums paid or

(2)

       (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

       (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

       (c)    any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

       -      Change in Risk Classification

       -      Partial Withdrawals

       -      Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

Except as noted below, the Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

In the State of Florida, the Lapse Protection Benefit is in effect for the following time periods which vary depending on the Age of the Life Insured at issuance of the Policy.

    Age of Life Insured                          Lapse Protection Period
  At Issuance of the Policy                              (In Years)
         20-50                                             20
         51-55                                             19
         56-60                                             18
         61-65                                             16
         66-70                                             13
         71-75                                             10
         76 and above                                       0

In the case of a Survivorship Policy, the Lapse Protection Period will be determined based on the older Life Insured's age at issuance of the Policy.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION

If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity

Date, the policyowner may elect to continue the Policy. The policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:


(a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);

(b) no additional premium payments will be accepted although loan repayments will be accepted;

(c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

(d)    interest on any Policy Debt will continue to accrue;

(e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent you Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS

After payment of the initial premium, additional premiums may be made subject to the following conditions:

(a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

(b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

(c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code, and

(d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

-      the initial premium payment is $100,000,

-      an additional premium payment of $50,000 is made in Policy Year 7, and

- the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value.

The premium load is designed to cover a portion of the Company's acquisition and sales expenses and federal and premium taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

       -      the Policy is surrendered for its Net Cash Surrender Value,

       - a partial withdrawal is made (above the Free Withdrawal Amount), or

       -      the Policy terminates due to default.

The surrender charge, together with a portion of the premium load, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.


 Policy Year                                          Surrender Charge
10                                                      10.00%
11                                                       9.00%
12                                                       8.00%
13                                                       7.00%
14                                                       6.00%
15                                                       5.00%
16                                                       4.00%
17                                                       3.00%
18                                                       1.50%
10+                                                      0.00%


       If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

       We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

FREE WITHDRAWAL AMOUNT

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

       -      a Premium Load, if applicable;

       -      an administration charge;

       -      a charge for the cost of insurance;

       -      a mortality and expense risks charge;

       - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

       (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

       (b)    is the Policy Value as of the first day of the Policy Month.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                       GUARANTEED MONTHLY MORTALITY          EQUIVALENT ANNUAL
                                  AND                      MORTALITY AND EXPENSE
 POLICY YEAR               EXPENSE RISKS CHARGE                RISKS CHARGE
--------------------------------------------------------------------------------
    1-10                         0.075%                           0.900%
     10+                         0.025%                           0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES


The Company will permit policyowners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers USA). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.


COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

       (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

       (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.


The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

       (a)    within eighteen months after the Issue Date; or

       (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

         Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

         Preferred Loans:

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:

       (a)    is the Face Amount prior to the withdrawal; and

       (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION

If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy-Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

(a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

(b)  surrender of the Policy for its Net Cash Surrender Value;

(c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;

(d)  the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.


By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.


FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

     (a)  the portion of the net premiums allocated to it; plus

     (b)  any amounts transferred to it; plus

     (c)  interest credited to it; less

     (d)  any charges deducted from it; less

     (e)  any partial withdrawals from it; less

     (f)  any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY


One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION


The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS


The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.

Policies Which Are MECs

Characterization of a Policy as a MEC.

Section 7702A establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy paid up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(4) it was received in exchange for another life insurance policy which was not a MEC,

(5) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(6) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs



If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.



Penalty Tax.



Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59-1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).



Aggregation of Policies.



All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.


Policies Which Are Not MECs


Tax Treatment of Withdrawals Generally.



If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.



Certain Distributions Required by the Tax Law in the First 15 Policy Years.



As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.



Tax Treatment of Loans.

If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.


Survivorship Policies

Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax advisor.

Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 1999 is $625,000 and increases annually until it reaches $1,000,000 for decedents dying in 2006 and after. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

If the policyowner (whether or not he or she is an insured) transfers policyownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers of decedents dying after 1998, this exemption is indexed for inflation.

Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax advisor before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

FEDERAL INCOME TAX WITHHOLDING


The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.


OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)  trading on the New York Stock Exchange is restricted,

(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

      -     the amount of death benefit;

      - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

      - the value of the units in each Investment Account to which the Policy Value is allocated;

      -     the Policy Debt and any loan interest charged since the last report;

      - the premiums paid and other Policy transactions made during the period since the last report; and

      -     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


ManEquity, Inc., an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with the Company. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and which was incorporated under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Gary Buchanan, Robert Cook, Douglas Myers and Joseph Scott. The officers of ManEquity, Inc. are: (i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance, (iii) Thomas Reive - Treasurer, (iv) Brian Buckley - Secretary and General Counsel.



ManEquity has entered into a non-exclusive promotional agent agreement with Manulife Wood Logan Associates, Inc. ("Manulife Wood Logan"). Manulife Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Manulife Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by Manufacturers U.S.A. and 21.6% owned by MRL Holding, LLC. Sales of the Policies will be made by registered representatives of broker-dealers authorized by ManEquity to sell the Policies. Those registered representatives will also be the Company's licensed insurance agents. Under the promotional agent agreement, Manulife Wood Logan will recruit and provide sales training and licensing assistance to those registered representatives. In addition, Manulife Wood Logan will prepare sales and promotional materials for the Company's approval. ManEquity will pay distribution compensation to selling broker-dealers in varying amounts which under normal circumstances are not expected to exceed the amounts set forth below. ManEquity may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, ManEquity will provide reimbursement of certain sales and marketing expenses. ManEquity will pay the promotional agent for providing marketing support for the distribution of the Policies. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and
 .25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE


Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by the Company, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.


Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with the Company pursuant to which Manufacturers Life and Manufacturers USA will provide to the Company all issue, administrative, general services and recordkeeping functions on behalf of the Company with respect to all of its insurance policies including the Policies.


Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.


VOTING RIGHTS

As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES


Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.


The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and for each of the two years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION


A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.


For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:



                                 POSITION WITH MANUFACTURERS
NAME (AGE)                       LIFE OF AMERICA                   PRINCIPAL OCCUPATION
---------------------------      ------------------------------   ----------------------------------------------------------
Sandra M. Cotter (37)*           Director (since December 1992)    Attorney, Dykema, Gossett, PLLC, 1989 to present.

James D. Gallagher (45)**        Director (since May 1996),        President, The Manufacturers Life Insurance Company of New
                                 Secretary and General Counsel     York, August 1999 to Present; Vice President, Secretary and
                                                                   General Counsel, The Manufacturers Life
                                                                   Insurance Company (USA), January 1997 to
                                                                   present; Secretary and General Counsel,
                                                                   Manufacturers Adviser Corporation,
                                                                   January 1997 to present; Vice President,
                                                                   Legal Services - U.S. Operations, The
                                                                   Manufacturers Life Insurance Company,
                                                                   January 1996 to present; Vice President,
                                                                   Secretary and General Counsel, The
                                                                   Manufacturers Life Insurance Company of
                                                                   North America, 1994 to present.

Donald A. Guloien (42)***        Director (since August 1990)      Executive Vice President, Business Development, The
                                 and President                     Manufacturers Life Insurance Company, January 1999 to
                                                                   present; Senior Vice President, Business Development, The
                                                                   Manufacturers Life Insurance Company, 1994 to December 1998.


James O'Malley (54)***           Director (since November 1998)    Senior Vice President, U.S. Pensions, The Manufacturers
                                                                   Life Insurance Company, January 1999 to present; Vice
                                                                   President, Systems New Business Pensions, The Manufacturers
                                                                   Life Insurance Company, 1984 to December 1998.

Joseph J. Pietroski (61)***      Director (since July 1992)        Senior Vice President, and Corporate Secretary, The
                                                                   Manufacturers Life Insurance Company, 1999 to present;
                                                                   Senior Vice President General Counsel and Corporate
                                                                   Secretary, The Manufacturers Life Insurance Company, 1988
                                                                   to 1999.

John D. Richardson (62)***      Director (since January 1995)      Senior Executive Vice President, The Manufacturers Life
                                and Chairman                       Insurance Company, January 1999 to present; Executive Vice
                                                                   President, U.S. Operations, The Manufacturers Life
                                                                   Insurance Company, November 1997 to December 1998;
                                                                   Senior Vice President and General Manager, U.S.
                                                                   Operations, The Manufacturers Life Insurance Company,
                                                                   January 1995 to October 1997.

Victor Apps (52)***             Vice President, Asia               Executive Vice President, Asia Operations, The
                                                                   Manufacturers Life Insurance Company, November 1997 to
                                                                   present; Senior Vice President and General Manager,
                                                                   Greater China Division, The Manufacturers Life Insurance
                                                                   Company, 1995 to 1997; Vice President and General
                                                                   Manager, Greater China Division, The Manufacturers Life
                                                                   Insurance Company, 1993 to 1995.

Felix Chee (53)***              Vice President, Investments        Executive Vice President & Chief Investment Officer, The
                                                                   Manufacturers Life Insurance Company, November 1997 to
                                                                   present;  Chief Investment Officer, The Manufacturers Life
                                                                   Insurance Company, June 1997 to present; Senior Vice
                                                                   President and Treasurer, The Manufacturers Life Insurance
                                                                   Company, August 1994 to May 1997.

Robert A. Cook (45)**           Vice President, Marketing          Senior Vice President, US Individual Insurance, The
                                                                   Manufacturers Life Insurance Company, January 1999 to
                                                                   present; Vice President, Product Management, The
                                                                   Manufacturers Life Insurance Company, January 1996 to
                                                                   December 1998; Sales and Marketing Director, U.K.
                                                                   Division, The Manufacturers Life Insurance Company, 1994
                                                                   to-1995.

Douglas H. Myers (45)***        Vice President, Finance and        President, ManEquity, Inc., April 1994 to present;
                                Compliance, Controller             Assistant Vice President and Controller, U.S.
                                                                   Operations, The Manufacturers  Life Insurance Company,
                                                                   1988 to present.

John G. Vrysen (44)**           Vice President and Appointed       Chief Financial Officer and Treasurer, Manulife-Wood
                                Actuary                            Logan Holding Co., Inc., January 1996 to present; Vice


                                                                   President and Chief Financial Officer, U.S. Operations,
                                                                   The Manufacturers Life Insurance Company, January 1996
                                                                   to present; Vice President and Chief Actuary, The
                                                                   Manufacturers Life Insurance Company of New York, March
                                                                   1992 to present; Vice President and Chief Actuary, The
                                                                   Manufacturers Life Insurance Company of North America,
                                                                   January 1986 to present.

Denis Turner (44)              Vice President and Treasurer        Vice President and Treasurer, The Manufacturers Life
                                                                   Insurance Company of America, May 1999 to present; Vice
                                                                   President & Chief Accountant, U.S. Division, The
                                                                   Manufacturers Life Insurance Company, May 1999 to
                                                                   present; Assistant Vice President, Financial Operations,
                                                                   Reinsurance Division, The Manufacturers Life Insurance
                                                                   Company, February 1998 to April 1999; Assistant Vice
                                                                   President & Controller, Reinsurance Division, The
                                                                   Manufacturers Life Insurance Company, November 1995, to
                                                                   January 1998, Assistant Vice President, Corporate
                                                                   Controllers, The Manufacturers Life Insurance Company,
                                                                   January 1989 to October 1995.


*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.


YEAR 2000 ISSUES



The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.

                                   APPENDIX A

                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")

refers to The Manufacturers Life Insurance Company of America.

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

      (a)   is the total amount of loans borrowed as of such date;

      (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

      (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

      (d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account Three of the Company.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                   APPENDIX B

APPENDIX B

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.945% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.941%, 5.003% and 10.947%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.950% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.946%, 4.998% and 10.941%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts are expected to remain in effect during the fiscal year ended December 31, 2000. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for both a single life and survivorship Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.


The Policies have been offered to the public only since approximately September, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

         ILLUSTRATIONS FOR SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value

      1       26,250    24,231     22,257    73,724    25,692    23,585    73,724       27,153      24,913        73,724
      2       27,563    23,438     21,746    73,724    26,370    24,441    73,724       29,475      27,454        73,724
      3       28,941    22,621     21,195    73,724    27,036    25,298    73,724       31,987      30,216        73,724
      4       30,388    21,766     20,594    73,724    27,680    26,159    73,724       34,702      33,181        73,724
      5       31,907    20,870     19,936    73,724    28,298    27,027    73,724       37,643      36,372        73,724
      6       33,502    19,943     19,231    73,724    28,901    27,880    73,724       40,849      39,828        73,724
      7       35,178    18,977     18,469    73,724    29,485    28,714    73,724       44,348      43,608        73,724
      8       36,936    17,970     17,718    73,724    30,047    29,641    73,724       48,177      47,771        73,724
      9       38,783    16,914     16,896    73,724    30,585    30,554    73,724       52,377      52,345        73,724
     10       40,722    15,794     15,794    73,724    31,087    31,087    73,724       56,990      56,990        73,724
     15       51,973     9,651      9,651    73,724    34,773    34,773    73,724       91,868      91,868       106,567
     20       66,332     1,276      1,276    73,724    38,371    38,371    73,724      148,843     148,843       159,262
     25       84,659     0 (3)      0 (3)    73,724    40,891    40,891    73,724      242,292     242,292       254,406
     30      108,049     0 (3)      0 (3)    73,724    39,592    39,592    73,724      392,314     392,314       411,930
     35      137,900     0 (3)      0 (3)    73,724    27,488    27,488    73,724      629,404     629,404       660,874
     40      176,000     0 (3)      0 (3)    73,724     0 (3)     0 (3)    73,724    1,013,332   1,013,332     1,023,465
     45      224,625     0 (3)      0 (3)    73,724     0 (3)     0 (3)    73,724    1,667,453   1,667,453     1,667,453

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $73,724 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
     1       26,250    24,231     22,257     73,724    25,692    23,585      73,724       27,153      24,913        73,724
     2       27,563    23,160     21,490     73,724    26,095    24,188      73,724       29,205      27,184        73,724
     3       28,941    22,061     20,675     73,724    26,476    24,777      73,724       31,430      29,659        73,724
     4       30,388    20,929     19,808     73,724    26,828    25,348      73,724       33,848      32,327        73,724
     5       31,907    19,756     18,879     73,724    27,147    25,894      73,724       36,479      35,208        73,724
     6       33,502    18,533     17,879     73,724    27,426    26,408      73,724       39,346      38,325        73,724
     7       35,178    17,252     16,797     73,724    27,656    26,885      73,724       42,479      41,714        73,724
     8       36,936    15,898     15,680     73,724    27,829    27,422      73,724       45,908      45,502        73,724
     9       38,783    14,456     14,441     73,724    27,930    27,899      73,724       49,673      49,642        73,724
    10       40,722    12,909     12,909     73,724    27,948    27,948      73,724       53,819      53,819        73,724
    15       51,973     3,358      3,358     73,724    27,835    27,835      73,724       85,745      85,745        99,464
    20       66,332     0 (3)      0 (3)     73,724    22,771    22,771      73,724      137,369     137,369       146,985
    25       84,659     0 (3)      0 (3)     73,724     4,421     4,421      73,724      221,513     221,513       232,589
    30      108,049     0 (3)      0 (3)     73,724     0 (3)     0 (3)      73,724      353,837     353,837       371,529
    35      137,900     0 (3)      0 (3)     73,724     0 (3)     0 (3)      73,724      556,677     556,677       584,511
    40      176,000     0 (3)      0 (3)     73,724     0 (3)     0 (3)      73,724      883,010     883,010       891,840
    45      224,625     0 (3)      0 (3)     73,724     0 (3)     0 (3)      73,724    1,452,931   1,452,931     1,452,931

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1      105,000    97,168     89,250     305,427   103,019    94,570   305,427      108,870      99,890       305,427
      2      110,250    94,229     87,420     305,427   105,988    98,229   305,427      118,436     110,353       305,427
      3      115,763    91,177     85,427     305,427   108,907   101,901   305,427      128,778     121,695       305,427
      4      121,551    87,965     83,222     305,427   111,737   105,653   305,427      139,953     133,870       305,427
      5      127,628    84,569     80,779     305,427   114,463   109,379   305,427      152,053     146,969       305,427
      6      134,010    81,040     78,139     305,427   117,133   113,050   305,427      165,236     161,153       305,427
      7      140,710    77,345     75,269     305,427   119,727   116,644   305,427      179,621     176,538       305,427
      8      147,746    73,469     72,438     305,427   122,238   120,613   305,427      195,356     193,731       305,427
      9      155,133    69,390     69,316     305,427   124,655   124,530   305,427      212,607     212,482       305,427
     10      162,889    65,040     65,040     305,427   126,929   126,929   305,427      231,551     231,551       305,427
     15      207,893    41,014     41,014     305,427   143,199   143,199   305,427      374,931     374,931       434,920
     20      265,330     7,813      7,813     305,427   159,456   159,456   305,427      609,249     609,249       651,897
     25      338,635     0 (3)      0 (3)     305,427   171,893   171,893   305,427      993,562     993,562     1,043,240
     30      432,194     0 (3)      0 (3)     305,427   170,116   170,116   305,427    1,610,559   1,610,559     1,691,086
     35      551,602     0 (3)      0 (3)     305,427   128,530   128,530   305,427    2,585,671   2,585,671     2,714,955
     40      703,999     0 (3)      0 (3)     305,427     0 (3)     0 (3)   305,427    4,164,702   4,164,702     4,206,349
     45      898,501     0 (3)      0 (3)     305,427     0 (3)     0 (3)   305,427    6,854,905   6,854,905     6,854,905

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value

     1      105,000    97,168     89,250      305,427   103,019    94,570   305,427      108,870      99,890       305,427
     2      110,250    93,059     86,345      305,427   104,830    97,164   305,427      117,295     109,211       305,427
     3      115,763    88,827     83,243      305,427   106,546    99,707   305,427      126,426     119,343       305,427
     4      121,551    84,451     79,922      305,427   108,151   102,180   305,427      136,342     130,259       305,427
     5      127,628    79,899     76,346      305,427   109,620   104,556   305,427      147,125     142,042       305,427
     6      134,010    75,136     72,476      305,427   110,926   106,842   305,427      158,872     154,789       305,427
     7      140,710    70,123     68,270      305,427   112,037   108,953   305,427      171,697     168,614       305,427
     8      147,746    64,807     63,917      305,427   112,910   111,285   305,427      185,729     184,104       305,427
     9      155,133    59,124     59,062      305,427   113,496   113,371   305,427      201,120     200,995       305,427
    10      162,889    53,001     53,001      305,427   113,737   113,737   305,427      218,058     218,058       305,427
    15      207,893    14,870     14,870      305,427   114,112   114,112   305,427      348,821     348,821       404,633
    20      265,330     0 (3)      0 (3)      305,427    94,265    94,265   305,427      560,612     560,612       599,855
    25      338,635     0 (3)      0 (3)      305,427    20,146    20,146   305,427      905,795     905,795       951,085
    30      432,194     0 (3)      0 (3)      305,427     0 (3)     0 (3)   305,427    1,448,664   1,448,664     1,521,097
    35      551,602     0 (3)      0 (3)      305,427     0 (3)     0 (3)   305,427    2,280,888   2,280,888     2,394,932
    40      703,999     0 (3)      0 (3)      305,427     0 (3)     0 (3)   305,427    3,619,764   3,619,764     3,655,962
    45      898,501     0 (3)      0 (3)      305,427     0 (3)     0 (3)   305,427    5,957,887   5,957,887     5,957,887

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
     1       26,250    24,245     22,270       86,857    25,706    23,598    86,857       27,167      24,926        86,857
     2       27,563    23,467     21,772       86,857    26,399    24,467    86,857       29,503      27,482        86,857
     3       28,941    22,662     21,234       86,857    27,076    25,335    86,857       32,023      30,253        86,857
     4       30,388    21,825     20,649       86,857    27,733    26,212    86,857       34,746      33,226        86,857
     5       31,907    20,942     20,004       86,857    28,358    27,087    86,857       37,686      36,415        86,857
     6       33,502    20,026     19,310       86,857    28,964    27,943    86,857       40,879      39,858        86,857
     7       35,178    19,075     18,563       86,857    29,549    28,778    86,857       44,355      43,616        86,857
     8       36,936    18,086     17,833       86,857    30,113    29,706    86,857       48,149      47,743        86,857
     9       38,783    17,079     17,061       86,857    30,671    30,639    86,857       52,308      52,277        86,857
    10       40,722    16,043     16,043       86,857    31,217    31,217    86,857       56,872      56,872        86,857
    15       51,973    11,231     11,231       86,857    35,722    35,722    86,857       91,911      91,911       106,617
    20       66,332     5,505      5,505       86,857    40,893    40,893    86,857      149,731     149,731       160,213
    25       84,659     0 (3)      0 (3)       86,857    45,734    45,734    86,857      244,635     244,635       256,866
    30      108,049     0 (3)      0 (3)       86,857    47,938    47,938    86,857      398,127     398,127       418,033
    35      137,900     0 (3)      0 (3)       86,857    43,406    43,406    86,857      643,206     643,206       675,366
    40      176,000     0 (3)      0 (3)       86,857    20,285    20,285    86,857    1,041,257   1,041,257     1,051,669
    45      224,625     0 (3)      0 (3)       86,857     0 (3)     0 (3)    86,857    1,713,421   1,713,421     1,713,421

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $25,000 PLANNED SINGLE PREMIUM
                               $86,857 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value

      1       26,250    24,245     22,270      86,857    25,706    23,598    86,857       27,167      24,926        86,857
      2       27,563    23,189     21,517      86,857    26,122    24,212    86,857       29,227      27,206        86,857
      3       28,941    22,121     20,732      86,857    26,527    24,825    86,857       31,469      29,698        86,857
      4       30,388    21,043     19,915      86,857    26,922    25,436    86,857       33,915      32,394        86,857
      5       31,907    19,950     19,063      86,857    27,306    26,045    86,857       36,585      35,314        86,857
      6       33,502    18,837     18,170      86,857    27,673    26,653    86,857       39,503      38,482        86,857
      7       35,178    17,696     17,227      86,857    28,018    27,247    86,857       42,691      41,928        86,857
      8       36,936    16,514     16,287      86,857    28,329    27,923    86,857       46,175      45,769        86,857
      9       38,783    15,276     15,260      86,857    28,592    28,561    86,857       49,983      49,952        86,857
     10       40,722    13,965     13,965      86,857    28,796    28,796    86,857       54,152      54,152        86,857
     15       51,973     6,520      6,520      86,857    30,269    30,269    86,857       86,433      86,433       100,263
     20       66,332     0 (3)      0 (3)      86,857    28,953    28,953    86,857      139,716     139,716       149,496
     25       84,659     0 (3)      0 (3)      86,857    19,364    19,364    86,857      226,690     226,690       238,024
     30      108,049     0 (3)      0 (3)      86,857     0 (3)     0 (3)    86,857      364,926     364,926       383,172
     35      137,900     0 (3)      0 (3)      86,857     0 (3)     0 (3)    86,857      578,958     578,958       607,906
     40      176,000     0 (3)      0 (3)      86,857     0 (3)     0 (3)    86,857      921,938     921,938       931,157
     45      224,625     0 (3)      0 (3)      86,857     0 (3)     0 (3)    86,857    1,517,010   1,517,010     1,517,010

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1      105,000    97,228     89,305     360,771   103,080    94,625   360,771      108,931      99,945       360,771
      2      110,250    94,350     87,532     360,771   106,108    98,339   360,771      118,553     110,470       360,771
      3      115,763    91,352     85,590     360,771   109,074   102,056   360,771      128,935     121,851       360,771
      4      121,551    88,209     83,451     360,771   111,959   105,876   360,771      140,144     134,060       360,771
      5      127,628    84,868     81,062     360,771   114,716   109,632   360,771      152,236     147,153       360,771
      6      134,010    81,381     78,466     360,771   117,395   113,311   360,771      165,368     161,285       360,771
      7      140,710    77,743     75,654     360,771   119,994   116,911   360,771      179,661     176,578       360,771
      8      147,746    73,944     72,905     360,771   122,510   120,885   360,771      195,252     193,627       360,771
      9      155,133    70,060     69,985     360,771   125,007   124,882   360,771      212,345     212,220       360,771
     10      162,889    66,052     66,052     360,771   127,461   127,461   360,771      231,093     231,093       360,771
     15      207,893    47,484     47,484     360,771   147,128   147,128   360,771      374,994     374,994       434,993
     20      265,330    25,110     25,110     360,771   169,843   169,843   360,771      612,696     612,696       655,585
     25      338,635     0 (3)      0 (3)     360,771   191,638   191,638   360,771    1,002,844   1,002,844     1,052,986
     30      432,194     0 (3)      0 (3)     360,771   203,466   203,466   360,771    1,633,868   1,633,868     1,715,561
     35      551,602     0 (3)      0 (3)     360,771   190,027   190,027   360,771    2,641,443   2,641,443     2,773,515
     40      703,999     0 (3)      0 (3)     360,771   107,997   107,997   360,771    4,277,921   4,277,921     4,320,700
     45      898,501     0 (3)      0 (3)     360,771     0 (3)     0 (3)   360,771    7,041,274   7,041,274     7,041,274

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $360,771 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES


                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums(2)  Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
     1      105,000    97,228     89,305     360,771    103,080    94,625   360,771      108,931      99,945       360,771
     2      110,250    93,182     86,458     360,771    104,940    97,266   360,771      117,391     109,308       360,771
     3      115,763    89,079     83,477     360,771    106,760    99,906   360,771      126,594     119,511       360,771
     4      121,551    84,923     80,365     360,771    108,545   102,550   360,771      136,630     130,547       360,771
     5      127,628    80,703     77,109     360,771    110,286   105,203   360,771      147,586     142,502       360,771
     6      134,010    76,393     73,682     360,771    111,964   107,880   360,771      159,550     155,466       360,771
     7      140,710    71,963     70,052     360,771    113,551   110,468   360,771      172,619     169,536       360,771
     8      147,746    67,358     66,425     360,771    115,004   113,379   360,771      186,896     185,271       360,771
     9      155,133    62,511     62,445     360,771    116,265   116,140   360,771      202,494     202,369       360,771
    10      162,889    57,360     57,360     360,771    117,280   117,280   360,771      219,558     219,558       360,771
    15      207,893    27,861     27,861     360,771    124,240   124,240   360,771      351,608     351,608       407,865
    20      265,330     0 (3)      0 (3)     360,771    119,854   119,854   360,771      570,144     570,144       610,054
    25      338,635     0 (3)      0 (3)     360,771     81,620    81,620   360,771      926,853     926,853       973,196
    30      432,194     0 (3)      0 (3)     360,771      0 (3)     0 (3)   360,771    1,493,838   1,493,838     1,568,530
    35      551,602     0 (3)      0 (3)     360,771      0 (3)     0 (3)   360,771    2,371,764   2,371,764     2,490,352
    40      703,999     0 (3)      0 (3)     360,771      0 (3)     0 (3)   360,771    3,778,604   3,778,604     3,816,390
    45      898,501     0 (3)      0 (3)     360,771      0 (3)     0 (3)   360,771    6,219,351   6,219,351     6,219,351

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                           --COMPARISON OF FOOTERS--


                                   -FOOTER 1-
                                      B-1
                                       A

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING CURRENT CHARGES


                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1       26,250    24,333     22,350   136,940    25,795    23,679   136,940       27,258      25,009       136,940
      2       27,563    23,672     21,961   136,940    26,610    24,662   136,940       29,720      27,699       136,940
      3       28,941    23,016     21,563   136,940    27,444    25,677   136,940       32,404      30,634       136,940
      4       30,388    22,371     21,162   136,940    28,303    26,783   136,940       35,338      33,817       136,940
      5       31,907    21,735     20,757   136,940    29,188    27,918   136,940       38,544      37,273       136,940
      6       33,502    21,107     20,347   136,940    30,099    29,078   136,940       42,047      41,027       136,940
      7       35,178    20,484     19,930   136,940    31,034    30,263   136,940       45,874      45,154       136,940
      8       36,936    19,865     19,582   136,940    31,992    31,586   136,940       50,055      49,654       136,940
      9       38,783    19,246     19,225   136,940    32,973    32,942   136,940       54,623      54,591       136,940
     10       40,722    18,625     18,625   136,940    33,975    33,975   136,940       59,612      59,612       136,940
     15       51,973    16,133     16,133   136,940    41,182    41,182   136,940       97,011      97,011       136,940
     20       66,332    12,768     12,768   136,940    49,379    49,379   136,940      158,591     158,591       183,966
     25       84,659     7,415      7,415   136,940    58,182    58,182   136,940      259,571     259,571       277,741
     30      108,049     0 (3)      0 (3)   136,940    65,911    65,911   136,940      425,050     425,050       446,303
     35      137,900     0 (3)      0 (3)   136,940    68,121    68,121   136,940      692,809     692,809       727,450
     40      176,000     0 (3)      0 (3)   136,940    54,985    54,985   136,940    1,119,403   1,119,403     1,175,373
     45      224,625     0 (3)      0 (3)   136,940     0 (3)     0 (3)   136,940    1,811,092   1,811,092     1,829,203
     50      286,685     0 (3)      0 (3)   136,940     0 (3)     0 (3)   136,940    2,980,641   2,980,641     2,980,641

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $25,000 PLANNED SINGLE PREMIUM
                              $136,940 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES


                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1       26,250    24,333     22,350     136,940    25,795    23,679   136,940       27,258      25,009       136,940
      2       27,563    23,672     21,961     136,940    26,610    24,662   136,940       29,720      27,699       136,940
      3       28,941    23,016     21,563     136,940    27,444    25,677   136,940       32,404      30,634       136,940
      4       30,388    22,362     21,154     136,940    28,294    26,774   136,940       35,329      33,808       136,940
      5       31,907    21,706     20,730     136,940    29,159    27,889   136,940       38,515      37,245       136,940
      6       33,502    21,045     20,287     136,940    30,036    29,015   136,940       41,986      40,965       136,940
      7       35,178    20,374     19,822     136,940    30,922    30,151   136,940       45,765      45,044       136,940
      8       36,936    19,688     19,409     136,940    31,812    31,406   136,940       49,880      49,477       136,940
      9       38,783    18,983     18,962     136,940    32,704    32,672   136,940       54,361      54,329       136,940
     10       40,722    18,251     18,251     136,940    33,590    33,590   136,940       59,241      59,241       136,940
     15       51,973    14,592     14,592     136,940    39,582    39,582   136,940       95,645      95,645       136,940
     20       66,332     7,695      7,695     136,940    44,270    44,270   136,940      155,393     155,393       180,256
     25       84,659     0 (3)      0 (3)     136,940    44,206    44,206   136,940      252,455     252,455       270,127
     30      108,049     0 (3)      0 (3)     136,940    30,105    30,105   136,940      410,313     410,313       430,829
     35      137,900     0 (3)      0 (3)     136,940     0 (3)     0 (3)   136,940      660,279     660,279       693,293
     40      176,000     0 (3)      0 (3)     136,940     0 (3)     0 (3)   136,940    1,045,909   1,045,909     1,098,205
     45      224,625     0 (3)      0 (3)     136,940     0 (3)     0 (3)   136,940    1,662,701   1,662,701     1,679,328
     50      286,685     0 (3)      0 (3)     136,940     0 (3)     0 (3)   136,940    2,736,376   2,736,376     2,736,376

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1      105,000    97,597     89,640     571,810   103,456    94,967   571,810      109,315       100,294      571,810
      2      110,250    95,214     88,325     571,810   106,999    99,158   571,810      119,472       111,389      571,810
      3      115,763    92,840     86,972     571,810   110,624   103,541   571,810      130,543       123,459      571,810
      4      121,551    90,502     85,605     571,810   114,361   108,278   571,810      142,642       136,559      571,810
      5      127,628    88,196     84,221     571,810   118,211   113,128   571,810      155,865       150,782      571,810
      6      134,010    85,914     82,814     571,810   122,172   118,089   571,810      170,313       166,230      571,810
      7      140,710    83,646     81,376     571,810   126,241   123,158   571,810      186,097       183,013      571,810
      8      147,746    81,383     80,224     571,810   130,413   128,788   571,810      203,337       201,712      571,810
      9      155,133    79,118     79,032     571,810   134,687   134,562   571,810      222,171       222,046      571,810
     10      162,889    76,836     76,836     571,810   139,054   139,054   571,810      242,743       242,743      571,810
     15      207,893    67,872     67,872     571,810   170,028   170,028   571,810      396,715       396,715      571,810
     20      265,330    55,189     55,189     571,810   205,355   205,355   571,810      650,266       650,266      754,308
     25      338,635    34,180     34,180     571,810   243,506   243,506   571,810    1,066,125     1,066,125    1,140,754
     30      432,194     0 (3)      0 (3)     571,810   277,656   277,656   571,810    1,747,606     1,747,606    1,834,987
     35      551,602     0 (3)      0 (3)     571,810   289,883   289,883   571,810    2,850,320     2,850,320    2,992,836
     40      703,999     0 (3)      0 (3)     571,810   241,353   241,353   571,810    4,607,195     4,607,195    4,837,555
     45      898,501     0 (3)      0 (3)     571,810    20,462    20,462   571,810    7,455,830     7,455,830    7,530,389
     50    1,146,740     0 (3)      0 (3)     571,810     0 (3)     0 (3)   571,810   12,272,413    12,272,413   12,272,413

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES


                               0% Hypothetical               6% Hypothetical                   12% Hypothetical
                           Gross Investment Return       Gross Investment Return           Gross Investment Return
                           -----------------------       -----------------------           -----------------------
End Of     Accumulated  Policy    Cash       Death     Policy    Cash      Death       Policy       Cash          Death
Policy     Premiums (2) Value     Surrender  Benefit   Value    Surrender  Benefit      Value     Surrender      Benefit
Year (1)                          Value                          Value                              Value
      1      105,000    97,597     89,640     571,810   103,456    94,967   571,810      109,315       100,294      571,810
      2      110,250    95,214     88,325     571,810   106,999    99,158   571,810      119,472       111,389      571,810
      3      115,763    92,840     86,972     571,810   110,624   103,541   571,810      130,543       123,459      571,810
      4      121,551    90,464     85,569     571,810   114,324   108,240   571,810      142,605       136,522      571,810
      5      127,628    88,073     84,104     571,810   118,089   113,006   571,810      155,745       150,662      571,810
      6      134,010    85,651     82,562     571,810   121,909   117,825   571,810      170,054       165,970      571,810
      7      140,710    83,181     80,925     571,810   125,770   122,687   571,810      185,633       182,550      571,810
      8      147,746    80,643     79,495     571,810   129,657   128,032   571,810      202,594       200,969      571,810
      9      155,133    78,014     77,929     571,810   133,553   133,428   571,810      221,061       220,936      571,810
     10      162,889    75,267     75,267     571,810   137,433   137,433   571,810      241,169       241,169      571,810
     15      207,893    61,434     61,434     571,810   163,307   163,307   571,810      390,879       390,879      571,810
     20      265,330    34,037     34,037     571,810   183,924   183,924   571,810      636,606       636,606      738,463
     25      338,635     0 (3)      0 (3)     571,810   185,006   185,006   571,810    1,036,048     1,036,048    1,108,571
     30      432,194     0 (3)      0 (3)     571,810   128,195   128,195   571,810    1,685,687     1,685,687    1,769,971
     35      551,602     0 (3)      0 (3)     571,810     0 (3)     0 (3)   571,810    2,714,419     2,714,419    2,850,140
     40      703,999     0 (3)      0 (3)     571,810     0 (3)     0 (3)   571,810    4,301,535     4,301,535    4,516,611
     45      898,501     0 (3)      0 (3)     571,810     0 (3)     0 (3)   571,810    6,840,023     6,840,023    6,908,423
     50    1,146,740     0 (3)      0 (3)     571,810     0 (3)     0 (3)   571,810   11,258,735    11,258,735   11,258,735

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    AUDITED CONSOLIDATED
                                    FINANCIAL STATEMENTS

                                    THE MANUFACTURERS LIFE INSURANCE
                                    COMPANY OF AMERICA

                                    Years ended December 31, 1999, 1998 and 1997

               The Manufacturers Life Insurance Company of America

                              Audited Consolidated
                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors ..........................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets .............................................      2
Consolidated Statements of Income .......................................      3
Consolidated Statements of Changes in Shareholder's Equity ..............      4
Consolidated Statements of Cash Flows ...................................      5
Notes to Consolidated Financial Statements ..............................      6

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 3, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                   1999              1998
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed-maturity (amortized cost: 1999 $73,780; 1998 $45,248)        $    73,081       $    49,254
   Equity (cost: 1999 $0; 1998 $19,219)                                        --            20,524
Short-term investments                                                      6,942               459
Policy loans                                                               26,174            19,320
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                     $   106,197       $    89,557
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                             $    17,383       $    23,789
Deferred acquisition costs (note 5)                                       201,642           163,506
Due from affiliates                                                         2,851                --
Income taxes recoverable                                                       --             2,665
Deferred income taxes (note 6)                                              1,596                --
Other assets                                                               11,318             9,062
Separate account assets                                                 1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 1,740,514       $ 1,363,810
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                         1999              1998
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                 $    75,688       $    60,830
Due to affiliates                                                              --             5,133
Deferred income taxes (note 6)                                                 --               763
Income taxes payable                                                       11,122                --
Other liabilities                                                          29,006            18,656
Separate account liabilities                                            1,399,527         1,075,231
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     $ 1,515,343       $ 1,160,613
===================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 7)                                                $     4,502       $     4,502
Preferred shares (note 7)                                                  10,500            10,500
Contributed surplus                                                       195,596           193,096
Retained earnings (deficit)                                                19,256            (2,664)
Accumulated other comprehensive loss (note 4)                              (4,683)           (2,237)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                             $   225,171       $   203,197
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                $ 1,740,514       $ 1,363,810
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                               1999           1998          1997
--------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                           $ 10,185       $  9,290       $  8,607
     Consideration paid on reinsurance terminated (note 9)                    --        (40,975)            --
     Fee income                                                           77,899         55,322         38,682
     Net investment income (note 3)                                        6,784          6,128          8,275
     Realized investment gains (losses)                                    1,051           (206)           118
     Other                                                                   152            307            544
--------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                           $ 96,071       $ 29,866       $ 56,226
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                   $ 14,820       $ 16,541       $  6,733
     Reduction of reserves on reinsurance terminated (note 9)                 --        (40,975)            --
     Operating costs and expenses                                         41,617         41,676         41,742
     Commissions                                                           2,189          2,561          2,838
     Amortization of deferred acquisition costs (note 5)                   2,718          9,266          4,860
     Interest expense                                                         50          1,722          2,750
     Policyholder dividends                                                  171            221          1,416
--------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                               61,565         31,012         60,339
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                         34,506         (1,146)        (4,113)
--------------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT (NOTE 6)                                    (12,586)           392            477
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                       $ 21,920       $   (754)      $ (3,636)
==============================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                       ACCUMULATED
                                          COMMON AND                    RETAINED          OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31           PREFERRED     CONTRIBUTED     EARNINGS      COMPREHENSIVE    CAPITAL AND
($ thousands)                               SHARES        SURPLUS       (DEFICIT)     INCOME (LOSS)      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                $  15,002      $  98,569      $   1,726       $   1,333       $ 116,630
Comprehensive loss (note 4)                    --             --           (3,636)         (6,225)         (9,861)
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                $  15,002      $  98,569      $  (1,910)      $  (4,892)      $ 106,769
Capital contribution (note 7)                  --           94,527           --              --            94,527
Comprehensive income (loss) (note 4)           --             --             (754)          2,655           1,901
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                $  15,002      $ 193,096      $  (2,664)      $  (2,237)      $ 203,197
Capital contribution (note 7)                  --            2,500           --              --             2,500
Comprehensive income (loss) (note 4)           --             --           21,920          (2,446)         19,474
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                $  15,002      $ 195,596      $  16,655       $  (4,683)      $ 225,171
=================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                        1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                                 $  21,920       $    (754)      $  (3,636)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
     Additions (deductions)  to policy liabilities and accruals                       6,563         (36,217)         (2,147)
     Deferred acquisition costs                                                     (39,540)        (43,065)        (33,544)
     Amortization of deferred acquisition costs                                       2,718           9,266           4,860
     Realized (gains) losses on investments                                          (1,051)            206            (118)
     (Increases) decreases  to deferred  income taxes                                (1,592)         (1,796)          2,730
     Income taxes                                                                    13,787           3,014           4,870
     Other                                                                            2,866              53           2,788
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                               $   6,671       $ (69,293)      $ (24,197)
---------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                 $   1,193       $  27,852       $  73,772
Fixed-maturity securities purchased                                                 (29,498)         (6,429)        (89,763)
Equity securities sold                                                               20,284           8,555          10,586
Equity securities purchased                                                             (14)         (8,082)        (11,289)
Net change in short-term investments                                                 (6,483)          1,671           4,558
Net policy loans advanced                                                            (6,854)         (4,647)         (4,851)
Guaranteed annuity contracts                                                           --              --           171,691
---------------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                               $ (21,372)      $  18,920       $ 154,704
---------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable universal life and annuity policies
     credited to policyholder account balances                                    $  11,526       $   7,981       $   7,582
Withdrawals of policyholder account balances on
     variable universal life and annuity policies                                    (3,231)         (5,410)         (3,252)
Bonds payable repaid                                                                   --              --          (158,760)
Issuance of promissory note                                                            --              --            33,000
Capital contribution                                                                   --            51,709            --
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                               $   8,295       $  54,280       $(121,430)
---------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                  (6,406)          3,907           9,077
Balance, beginning of year                                                           23,789          19,882          10,805
---------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                              $  17,383       $  23,789       $  19,882
===========================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco, and all of the assets and liabilities of MLMSC were transferred to Holdco at their respective book values. MLMSC had historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable outstanding as at December 31, 1996. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted ("GAAP") in the United States and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

      b) RECENT ACCOUNTING STANDARDS

       i)In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

      ii)In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     iii)In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                       GROSS               GROSS
                                              AMORTIZED COST        UNREALIZED           UNREALIZED            FAIR VALUE
         AS AT DECEMBER 31,                                            GAINS               LOSSES
         ($ thousands)                        1999      1998       1999      1998      1999       1998       1999      1998
         -------------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government                     $50,714   $27,349   $  --     $ 2,578   $  (936)   $  --      $49,778   $29,927
         Foreign governments                  13,218     9,353       385       709      --         --       13,603    10,062
         Corporate                             9,848     8,546        39       719      (187)      --        9,700     9,265
         -------------------------------------------------------------------------------------------------------------------

         Total fixed-maturity securities     $73,780   $45,248   $   424   $ 4,006   $(1,123)   $  --      $73,081   $49,254
         ===================================================================================================================

         Equity securities                   $  --     $19,219   $  --     $ 3,217   $  --      $(1,912)   $  --     $20,524
         ===================================================================================================================

         There were no sales of fixed-maturity securities during 1999. Proceeds from sales of fixed-maturity securities were $26,105 and $70,914 for 1998 and 1997, respectively. Gross realized gains and gross realized losses on those sales were $362 and $107 for 1998 and, $955 and $837 for 1997, respectively.

         Proceeds from sales of equity securities during 1999 were $20,284 (1998 $8,555; 1997 $10,586). Gross gains of $1,051 and gross losses of $0 were realized on those sales (1998 $16 and $477; 1997 $0 and $0, respectively).

         The contractual maturities of fixed maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                            AMORTIZED COST     FAIR VALUE
         -----------------------------------------------------------------------
         Fixed maturity securities
              One year or less                        $ 1,743         $ 1,772
              Greater than 1; up to 5 years            27,321          27,185
              Greater than 5; up to 10 years           29,468          28,549
              Due after 10 years                       15,248          15,575
         -----------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES              $73,780         $73,081
         -----------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                             1999         1998      1997
         ---------------------------------------------------------------------
         Fixed maturity securities              $ 3,686      $ 4,078   $ 4,545
         Equity securities                            -          227       331
         Guaranteed annuity contracts                 -            -     2,796
         Other investments                        3,371        2,082       772
         ---------------------------------------------------------------------
         Gross investment income                  7,057        6,387     8,444
         ---------------------------------------------------------------------
         Investment expenses                        273          259       169
         ---------------------------------------------------------------------
         NET INVESTMENT INCOME                  $ 6,784      $ 6,128   $ 8,275
         =====================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                              1999        1998        1997
         -------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                       $19,319     $  (754)    $(3,636)
         -------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
         Unrealized holding gains (losses) arising during the period              (3,965)      2,435      (1,030)
         Reclassification adjustment for realized gains and losses included in
             net income (loss)                                                       683         134          77
         Foreign currency translation                                                836          86      (5,272)
         -------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                        (2,446)      2,655      (6,225)
         -------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                             $19,474     $ 1,901     $(9,861)
         -------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of $1,767, ($1,430), and $513 for 1999, 1998, and 1997,
         respectively.

         Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                         1999        1998
         ----------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                             $ 2,949     $   380
              Current period change                          (3,282)      2,569
         ----------------------------------------------------------------------
              Ending balance                                $  (333)    $ 2,949
         ----------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                             $(5,186)    $(5,272)
              Current period change                             836          86
         ----------------------------------------------------------------------
              Ending balance                                $(4,350)    $(5,186)
         ----------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS               $(4,683)    $(2,237)
         ----------------------------------------------------------------------

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                          1999        1998        1997
         -----------------------------------------------------------------------------------
         Balance at January 1,                              $163,506    $130,355    $102,610
         Capitalization                                       39,540      43,065      33,544
         Accretion of interest                                14,407      11,417       9,357
         Amortization                                        (17,125)    (20,683)    (14,217)
         Effect of net unrealized gains (losses)
              on securities available for sale                 1,039        (784)      1,268
         Foreign currency                                        275         136      (2,207)
         -----------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                             $201,642    $163,506    $130,355
         ===================================================================================


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                           1999       1998        1997
         -----------------------------------------------------------------------------------
         Current (expense) benefit                           $(13,178)   $(1,404)    $ 3,207
         Deferred (expense) benefit                               592      1,796      (2,730)
         -----------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                             $(12,586)   $   392     $   477
         ===================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                    1999          1998
         -----------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                $ 47,884      $ 38,888
              Investments                                                  246           708
              Other deferred tax assets                                  2,768           333
         -----------------------------------------------------------------------------------
         Deferred tax assets                                          $ 50,898      $ 39,929
         -----------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                              $ 49,103      $ 38,778
              Investments                                                  136         1,859
              Policyholder dividends payable                                63            55
         -----------------------------------------------------------------------------------
         Deferred tax liabilities                                     $ 49,382      $ 40,692
         -----------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                        $  1,596      $   (763)
         ===================================================================================

         At December 31, 1999, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                    1999         1998
          ----------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                             $ 4,502      $ 4,502
                 105,000 Preferred shares                          10,500       10,500
          ----------------------------------------------------------------------------
          TOTAL                                                   $15,002      $15,002
          ----------------------------------------------------------------------------

         On January 29, 1999 and in exchange for one common share, ManUSA contributed $1,722 which represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         In 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 issued on December 31, 1995 to ManUSA.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $137,039 (1998 $121,799). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $5,770 (1998 $(23,491); 1997 $(2,550)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from accounting principles generally accepted in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1999 were as follows:

                                                           CARRYING       ESTIMATED
         ($ thousands)                                       VALUE        FAIR VALUE
         ---------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity securities                     $ 73,081       $  73,081
             Short-term investments                           6,942           6,942
             Policy loans                                    26,174          26,174
             Cash and cash equivalents                       17,383          17,383
         ---------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY SECURITIES: Fair values of fixed maturity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by MLI and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $28,214, $34,070 and $32,733 in 1999, 1998 and 1997 respectively. At December 31, 1999 and 1998, the Company had a net receivable from MLI and ManUSA for these services of $2,552 and $2,617, respectively. In addition, there were $10,489, $12,817 and $11,249 of agents bonuses allocated to the Company during 1999, 1998 and 1997, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage studies; such allocations would vary depending on the assumptions underlying those studies.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company cedes the risk in excess of $25 per life on its variable and single premium variable life products to MRC under the terms of an automatic reinsurance agreement. Under the same treaty the Company cedes a substantial portion of its risk on its flexible premium variable life and variable universal life policies via stop loss reinsurance.

         (b) The Company cedes the excess of a $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases via yearly-renewable-term (YRT) reinsurance. Effective February 28, 1999, the Company recaptured the excess of the $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases, effectively retaining the full $15 million.

         (c) The Company cedes the risk in excess of NTD$2,500 per life on its Taiwan individual and group life business to MRL under the terms of a YRT reinsurance agreement. The Company also cedes a small portion of the Taiwan accident and health business under the same treaty.

         (d) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                               1999       1998        1997
         -----------------------------------------------------------------------
         Life and annuity premiums assumed         $    -     $   48     $   509
         Life and annuity premiums ceded               84         76          69
         Policy reserves assumed                        -          -      40,975
         Policy reserves ceded                         84        145         130
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $0, $0 and $3,972 during 1999, 1998 and 1997 respectively.

         The Company and MLI have entered into an agreement whereby MLI provides a claims paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders


10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999       1998       1997
         ---------------------------------------------------------------------
         Direct premiums                         $10,699     $9,723     $8,607
         Reinsurance ceded                           430        405        440
         ---------------------------------------------------------------------
         TOTAL PREMIUMS                          $10,269     $9,318     $8,167
         ---------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,707, $1,362 and $909 during 1999, 1998 and 1997 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                        Audited Financial Statements

                                      The Manufacturers Life Insurance
                                             Company of America
                                           Separate Account Three

                                   Years ended December 31, 1999 and 1998
                                     with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements

                     Years ended December 31, 1999 and 1998




                                    CONTENTS


Report of Independent Auditors.............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................   2
Statements of Operations and Changes in Contract Owners' Equity............   3
Notes to Financial Statements..............................................  20

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for each of the years presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 1999, and the results of its operations and the changes in its contract owners' equity for each of the years presented therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ Ernst & Young

Philadelphia, Pennsylvania
February 4, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1999

ASSETS
Investments at market value:
   Sub-Accounts:
     Emerging Small Company Trust - 2,517,667 shares (cost $56,962,368)                  $    102,569,738
     Quantitative Equity Trust - 2,196,609 shares (cost $45,559,122)                           61,856,519
     Real Estate Securities Trust - 1,477,344 shares (cost $23,848,502)                        19,042,967
     Balanced Trust - 2,545,029 shares (cost $44,680,885)                                      45,352,416
     Money Market Trust - 4,560,198 shares (cost $45,601,979)                                  45,601,979
     International Stock Trust - 1,869,719 shares (cost $24,478,165)                           28,849,762
     Pacific Rim Emerging Markets Trust - 966,004 shares (cost $8,342,994)                     10,510,125
     Equity Index Trust - 4,134,764 shares (cost $62,832,544)                                  74,963,275
     Mid-Cap Blend Trust - 1,492,254 shares (cost $29,249,089)                                 32,680,369
     Equity Income Trust - 1,290,059 shares (cost $21,117,300)                                 21,995,504
     Growth and Income Trust - 1,440,865 shares (cost $36,292,994)                             47,073,070
     U.S. Government Securities Trust - 344,314 shares (cost $4,625,047)                        4,558,716
     Diversified Bond Trust - 161,123 shares (cost $1,790,492)                                  1,743,348
     Income and Value Trust - 368,281 shares (cost $4,665,689)                                  4,754,507
     Large Cap Growth Trust - 387,122 shares (cost $5,648,402)                                  6,670,104
     Blue Chip Growth Trust - 1,192,225 shares (cost $21,692,475)                              25,799,741
     Science & Technology Trust - 731,524 shares (cost $19,630,490)                            26,459,240
     Aggressive Growth Trust - 141,861 shares (cost $1,984,755)                                 2,459,870
     Mid Cap Growth Trust - 561,194 shares (cost $10,615,373)                                  13,968,112
     Global Equity Trust - 393,659 shares (cost $7,272,197)                                     7,396,859
     Growth Trust - 545,075 shares (cost $11,809,846)                                          14,651,615
     Value Trust - 384,206 shares (cost $5,651,036)                                             5,083,047
     Overseas Trust - 274,645 shares (cost $3,839,581)                                          4,372,356
     High Yield Trust - 297,754 shares (cost $4,001,847)                                        3,823,158
     Strategic Bond Trust - 312,508 shares (cost $3,604,143)                                    3,481,336
     Global Bond Trust - 49,407 shares (cost $581,723)                                            573,117
     Investment Quality Bond Trust - 1,998,001 shares (cost $23,473,710)                       23,176,815
     Lifestyle Aggressive 1000 Trust - 271,956 shares (cost $3,649,495)                         3,954,235
     Lifestyle Growth 820 Trust - 1,361,688 shares (cost $18,622,072)                          20,670,423
     Lifestyle Balanced 640 Trust - 578,378 shares (cost $7,644,416)                            8,236,104
     Lifestyle Moderate 460 Trust - 90,296 shares (cost $1,225,026)                             1,275,882
     Lifestyle Conservative 280 Trust - 8,760 shares (cost $117,186)                              115,194
     International Small Cap Trust - 196,412 shares (cost $3,969,765)                           5,530,970
     Small Company Value Trust - 89,699 shares (cost $1,001,311)                                1,100,603
     U.S. Large Cap Value Trust - 147,502 shares (cost $1,798,067)                              1,893,930
     Mid Cap Stock Trust - 14,777 shares (cost $178,958)                                          186,188
     Small Company Blend Trust - 24,215 shares (cost $340,466)                                    381,629
     International Value Trust - 35,241 shares (cost $423,664)                                    457,427
     Total Return Trust - 38,766 shares (cost $479,173)                                           479,537
                                                                                         ----------------
Total assets                                                                             $    683,749,787
                                                                                         ================
CONTRACT OWNERS' EQUITY
Variable life contracts                                                                  $    683,749,787
                                                                                         ================


See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity




                                                                                       SUB-ACCOUNT

                                                              EMERGING SMALL COMPANY                        QUANTITATIVE EQUITY

                                                      YEAR ENDED               YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DEC. 31/99               DEC. 31/98          DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $     931,296           $     995,471        $   5,044,334         $   5,169,494
   Realized gain (loss) during the year                2,234,670               1,245,244            3,505,103             1,617,119
   Unrealized appreciation (depreciation)
     during the year                                  40,955,434              (2,091,940)           2,911,530             3,915,612
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         44,121,400                 148,775           11,460,967            10,702,225
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                            9,489,193              12,733,443            7,800,323             7,242,095
   Transfer on termination                            (8,527,672)             (6,445,689)          (5,396,356)           (3,997,775)
   Transfer on policy loans                             (504,673)               (218,046)            (474,041)             (273,706)
   Net interfund transfers                            (8,765,065)             (5,805,034)          (3,728,101)           (1,628,360)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             (8,308,217)                264,674           (1,798,175)            1,342,254
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   35,813,183                 413,449            9,662,792            12,044,479

Assets beginning of year                              66,756,555              66,343,106           52,193,727            40,149,248
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 102,569,738           $  66,756,555        $  61,856,519         $  52,193,727
                                                   ================================================================================



See accompanying notes.

                                                            SUB-ACCOUNT

           REAL ESTATE SECURITIES
                                                             BALANCED                               CAPITAL GROWTH BOND
      YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED          YEAR ENDED             YEAR ENDED
      DEC. 31/99            DEC. 31/98            DEC. 31/99              DEC. 31/98          DEC. 31/99             DEC. 31/98

      $  1,081,197          $  3,092,425           $  3,363,625           $  5,710,136           $  1,504,363          $  1,051,960
            82,415               381,699              1,479,053                686,522               (404,112)              351,921
        (2,907,686)           (7,717,257)            (5,660,915)              (293,599)            (1,309,718)              110,113
      -----------------------------------------------------------------------------------------------------------------------------

        (1,744,074)           (4,243,133)              (818,237)             6,103,059               (209,467)            1,513,994
      -----------------------------------------------------------------------------------------------------------------------------


         3,182,121             5,859,264              5,916,660              7,177,808              1,253,415             3,364,775
        (2,092,541)           (2,117,340)            (5,526,738)            (4,188,769)              (627,273)           (1,655,470)
          (117,862)              (77,402)              (340,550)              (150,786)               (25,224)              (32,638)
        (2,881,180)           (2,327,888)            (4,108,655)              (534,390)           (21,636,729)             (584,488)
      -----------------------------------------------------------------------------------------------------------------------------

        (1,909,462)            1,336,634             (4,059,283)             2,303,863            (21,035,811)            1,092,179
      -----------------------------------------------------------------------------------------------------------------------------
        (3,653,536)           (2,906,499)            (4,877,520)             8,406,922            (21,245,278)            2,606,173

        22,696,503            25,603,002             50,229,936             41,823,014             21,245,278            18,639,105
      -----------------------------------------------------------------------------------------------------------------------------
      $ 19,042,967          $ 22,696,503           $ 45,352,416           $ 50,229,936           $         --          $ 21,245,278
      =============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                         SUB-ACCOUNT

                                                                  MONEY                                     INTERNATIONAL
                                                                  MARKET                                        STOCK
                                                    --------------------------------            ----------------------------------
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED
                                                     DEC. 31/99           DEC. 31/98             DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                      $  1,699,216          $  1,481,440           $  2,378,902           $    313,529
   Realized gain (loss) during the year                      --                    --              1,389,951                674,744
   Unrealized appreciation (depreciation)
     during the year                                         --                    --              2,728,312              1,511,476
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                    1,699,216             1,481,440              6,497,165              2,499,749
                                                   --------------------------------------------------------------------------------
Changes in principal transactions:
   Transfer of net premiums                          29,641,080            22,297,227              3,991,679              4,538,425
   Transfer on termination                           (5,654,160)           (3,358,411)            (1,409,171)            (1,187,826)
   Transfer on policy loans                             266,827              (384,658)              (245,714)               (59,954)
   Net interfund transfers                          (12,059,047)          (17,755,116)              (561,839)              (574,437)
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                            12,194,700               799,042              1,774,955              2,716,208

Total increase (decrease) in assets                  13,893,916             2,280,482              8,272,120              5,215,957

Assets beginning of year                             31,708,063            29,427,581             20,577,642             15,361,685
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 45,601,979          $ 31,708,063           $ 28,849,762           $ 20,577,642
                                                   ================================================================================


See accompanying notes.

                                                   SUB-ACCOUNT


         PACIFIC RIM EMERGING MARKETS                         EQUITY INDEX                                MID-CAP BLEND

       YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED              YEAR ENDED            YEAR ENDED
       DEC. 31/99            DEC. 31/98            DEC. 31/99            DEC. 31/98              DEC. 31/99            DEC. 31/98

$        188,217           $         --           $  1,825,519           $  1,392,501           $  3,059,165           $  3,871,537

       1,967,184             (2,620,543)             3,651,616                603,079               (531,319)              (152,838)

       1,745,251              2,542,198              5,860,560              5,782,122              4,461,702             (1,767,849)
-----------------------------------------------------------------------------------------------------------------------------------
       3,900,652                (78,345)            11,337,695              7,777,702              6,989,548              1,950,850
-----------------------------------------------------------------------------------------------------------------------------------

       1,679,389              1,563,148             18,917,139             12,850,700              5,041,183              5,682,311
        (471,769)              (436,588)            (4,357,423)            (2,024,088)            (1,858,127)            (1,536,387)
         (33,384)               (15,173)              (494,140)              (475,140)              (108,303)               (34,034)
        (185,077)               229,348              5,753,290              6,006,985             (1,877,218)                19,738
-----------------------------------------------------------------------------------------------------------------------------------
         989,159              1,340,735             19,818,866             16,358,457              1,197,535              4,131,628
-----------------------------------------------------------------------------------------------------------------------------------
       4,889,811              1,262,390             31,156,561             24,136,159              8,187,083              6,082,478

       5,620,314              4,357,924             43,806,714             19,670,555             24,493,286             18,410,808
-----------------------------------------------------------------------------------------------------------------------------------
$     10,510,125           $  5,620,314           $ 74,963,275           $ 43,806,714           $ 32,680,369           $ 24,493,286
===================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                 SUB-ACCOUNT

                                                             EQUITY INCOME                             GROWTH AND INCOME

                                                    YEAR ENDED           YEAR ENDED             YEAR ENDED            YEAR ENDED
                                                    DEC. 31/99           DEC. 31/98             DEC. 31/99            DEC. 31/98

Income:
   Net investment income during
     the year                                      $  1,458,179          $    976,745           $  1,278,189           $  1,500,080
   Net realized gain (loss)
     during the year                                    374,940               287,480              1,264,337                800,716
   Unrealized appreciation (depreciation)
     during the year                                 (1,255,027)              218,367              4,417,624              3,851,331
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                           578,092             1,482,592              6,960,150              6,152,127
                                                   --------------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                           3,893,423             3,243,426              7,477,562              6,862,398
   Transfer on termination                           (1,286,389)           (1,437,923)            (3,261,292)            (1,576,405)
   Transfer on policy loans                             (77,443)              (98,668)              (176,590)               (46,701)
   Net interfund transfers                              311,991               563,898              2,945,525              2,330,998
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             2,841,582             2,270,733              6,985,205              7,570,290
                                                   --------------------------------------------------------------------------------

Total increase (decrease) in assets                   3,419,674             3,753,325             13,945,355             13,722,417

Assets beginning of year                             18,575,830            14,822,505             33,127,715             19,405,298
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 21,995,504          $ 18,575,830           $ 47,073,070           $ 33,127,715
                                                   ================================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                U.S. GOVERNMENT SECURITIES                      DIVERSIFIED BOND                          INCOME AND VALUE

            YEAR ENDED             YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED
            DEC. 31/99             DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99           DEC. 31/98

           $   143,586           $   109,401           $    96,499           $    72,830           $   408,866          $   247,923

                21,642                31,818                (9,175)                4,682                13,556               10,961

              (173,224)               39,816               (72,120)                7,436               (94,286)              81,935
           ------------------------------------------------------------------------------------------------------------------------
                (7,996)              181,035                15,204                84,948               328,136              340,819
           ------------------------------------------------------------------------------------------------------------------------
               933,102               664,545               561,745               176,976             1,638,769              895,345
              (302,051)             (154,411)              (59,417)              (52,005)             (330,215)            (208,435)
                    75               (32,573)               (1,024)                   --                (9,200)              (7,332)
               630,563               423,298               276,738                46,253                 1,531              230,395
           ------------------------------------------------------------------------------------------------------------------------
             1,261,689               900,859               778,042               171,224             1,300,885              909,973
           ------------------------------------------------------------------------------------------------------------------------
             1,253,693             1,081,894               793,246               256,172             1,629,021            1,250,792

             3,305,023             2,223,129               950,102               693,930             3,125,486            1,874,694
           ------------------------------------------------------------------------------------------------------------------------
           $ 4,558,716           $ 3,305,023           $ 1,743,348           $   950,102           $ 4,754,507          $ 3,125,486
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT

                                                              LARGE CAP GROWTH                            BLUE CHIP GROWTH

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    371,353           $    312,103           $    704,256          $     98,459
   Net realized gain (loss)
     during the year                                    100,576                 29,565                613,535               137,311
   Unrealized appreciation (depreciation)
     during the year                                    677,804                179,177              2,347,320             1,520,566
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         1,149,733                520,845              3,665,111             1,756,336
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           1,349,722                953,535              6,033,752             3,950,204
   Transfer on termination                             (310,785)              (257,332)            (1,605,280)             (422,824)
   Transfer on policy loans                             (20,962)                (9,000)              (118,582)              (27,578)
   Net interfund transfers                              876,677                193,464              7,106,796             1,683,424
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,894,652                880,667             11,416,686             5,183,226
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   3,044,385              1,401,512             15,081,797             6,939,562

Assets beginning of year                              3,625,719              2,224,207             10,717,944             3,778,382
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $  6,670,104           $  3,625,719           $ 25,799,741          $ 10,717,944
                                                   ================================================================================



See accompanying notes.

                                                               SUB-ACCOUNT

              SCIENCE & TECHNOLOGY                          AGGRESSIVE GROWTH                              MID CAP GROWTH

          YEAR ENDED           YEAR ENDED              YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
          DEC. 31/99           DEC. 31/98              DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

       $  1,831,034           $         --           $         --          $         --           $    893,908         $         --

          2,759,418               (371,868)               201,319               (17,790)               465,497               39,039

          5,368,742              1,522,473                399,725                93,900              2,522,463              834,458
       ----------------------------------------------------------------------------------------------------------------------------
          9,959,194              1,150,605                601,044                76,110              3,881,868              873,497
       ----------------------------------------------------------------------------------------------------------------------------
          3,767,735              1,150,664                595,127               515,555              1,888,993            1,769,196
           (796,754)               (90,696)              (133,411)              (58,953)              (645,925)            (173,727)
            (98,286)               (13,553)                  (156)              (11,158)               (17,003)              (9,934)
          8,691,040              1,674,262               (206,543)              520,806              2,996,672            1,932,598
       ----------------------------------------------------------------------------------------------------------------------------
         11,563,735              2,720,677                255,017               966,250              4,222,737            3,518,133
       ----------------------------------------------------------------------------------------------------------------------------
         21,522,929              3,871,282                856,061             1,042,360              8,104,605            4,391,630

          4,936,311              1,065,029              1,603,809               561,449              5,863,507            1,471,877
       ----------------------------------------------------------------------------------------------------------------------------
       $ 26,459,240           $  4,936,311           $  2,459,870          $  1,603,809           $ 13,968,112         $  5,863,507
       ============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                        SUB-ACCOUNT

                                                                WORLDWIDE GROWTH                           GLOBAL EQUITY

                                                        YEAR ENDED            YEAR ENDED           YEAR ENDED             YEAR ENDED
                                                        DEC. 31/99            DEC. 31/98           DEC. 31/99             DEC. 31/98
Income:
   Net investment income during
     the year                                         $    11,362           $     5,574           $   493,157           $   167,578
   Net realized gain (loss)
     during the year                                       68,678                14,712              (155,359)              (35,168)
   Unrealized appreciation (depreciation)
     during the year                                      (14,108)               18,500              (121,909)              214,456
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                              65,932                38,786               215,889               346,866
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               274,770               396,653             1,527,332             1,830,508
   Transfer on termination                                (16,702)              (41,648)             (386,590)             (146,797)
   Transfer on policy loans                               (11,284)               (6,172)              (21,561)               (6,447)
   Net interfund transfers                             (1,392,780)              377,034             1,818,979               750,096
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                              (1,145,996)              725,867             2,938,160             2,427,360
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                    (1,080,064)              764,653             3,154,049             2,774,226

Assets beginning of year                                1,080,064               315,411             4,242,810             1,468,584
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $        --           $ 1,080,064           $ 7,396,859           $ 4,242,810
                                                      =============================================================================



See accompanying notes.

                                                                  SUB-ACCOUNT

                          GROWTH                                    VALUE                                     OVERSEAS

              YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED            YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99            DEC. 31/98           DEC. 31/99            DEC. 31/98




           $    447,543          $     95,683          $    160,502           $    117,791         $         --        $     51,082

                530,120               123,525               (36,495)                22,516              588,825              (4,342)

              2,359,746               466,535              (317,742)              (229,473)             485,470              86,563
           ------------------------------------------------------------------------------------------------------------------------
              3,337,409               685,743              (193,735)               (89,166)           1,074,295             133,303
           ------------------------------------------------------------------------------------------------------------------------
              2,817,768             3,294,658             1,586,580              1,600,753              516,783             515,640
               (500,367)             (107,258)             (292,517)              (117,194)             (73,681)            (50,349)
                (74,903)              (38,221)               (4,081)               (12,965)             (14,262)             (2,253)
              2,324,764             1,662,737               419,572              1,104,824            1,464,007              23,545
           ------------------------------------------------------------------------------------------------------------------------
              4,567,262             4,811,916             1,709,554              2,575,418            1,892,847             486,583

              7,904,671             5,497,659             1,515,819              2,486,252            2,967,142             619,886
           ------------------------------------------------------------------------------------------------------------------------
              6,746,944             1,249,285             3,567,228              1,080,976            1,405,214             785,328
           ------------------------------------------------------------------------------------------------------------------------
           $ 14,651,615          $  6,746,944          $  5,083,047           $  3,567,228         $  4,372,356        $  1,405,214
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                                      SUB-ACCOUNT
                                                                    HIGH YIELD                           STRATEGIC BOND

                                                         YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                         DEC. 31/99           DEC. 31/98            DEC. 31/99           DEC. 31/98
Income:
   Net investment income during
     the year                                         $   340,814           $   151,912           $   204,203           $    86,088
   Net realized gain (loss)
     during the year                                      (57,295)               (7,914)              (74,383)              (17,942)
   Unrealized appreciation (depreciation)
     during the year                                      (69,365)              (95,871)              (62,876)              (70,640)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                             214,154                48,127                66,944                (2,494)
                                                      -----------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                               799,494               943,552               747,221             1,272,907
   Transfer on termination                               (179,923)             (111,555)             (169,596)             (103,790)
   Transfer on policy loans                                (4,294)               (7,304)              (15,952)              (10,279)
   Net interfund transfers                                891,770               158,145               (49,496)            1,091,881
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                               1,507,047               982,838               512,177             2,250,719
                                                      -----------------------------------------------------------------------------
Total increase (decrease) in assets                     1,721,201             1,030,965               579,121             2,248,225

Assets beginning of year                                2,101,957             1,070,992             2,902,215               653,990
                                                      -----------------------------------------------------------------------------
Assets end of year                                    $ 3,823,158           $ 2,101,957           $ 3,481,336           $ 2,902,215
                                                      =============================================================================



See accompanying notes.

                                               SUB-ACCOUNT

                        GLOBAL BOND                         INVESTMENT QUALITY BOND                  LIFESTYLE AGGRESSIVE 1000

              YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
              DEC. 31/99            DEC. 31/98            DEC. 31/99           DEC. 31/98           DEC. 31/99           DEC. 31/98

           $     43,890           $     27,334           $    115,157          $     20,278         $    178,067       $    168,006

                (70,367)                (8,230)              (118,167)                6,554              (51,566)            (9,962)

                (14,905)                 2,498               (330,836)               27,852              371,856            (56,069)
           ------------------------------------------------------------------------------------------------------------------------
                (41,382)                21,602               (333,846)               54,684              498,357            101,975
           ------------------------------------------------------------------------------------------------------------------------
                124,531                143,923              2,534,307               443,446            1,220,401          1,299,712
                (33,062)               (17,835)            (1,228,511)              (45,715)            (711,359)          (258,375)
                    (11)                (6,107)               (45,188)              (46,096)              (3,817)           (26,714)
               (117,727)               277,425             20,819,872               762,855             (911,439)           316,522
           ------------------------------------------------------------------------------------------------------------------------
                (26,269)               397,406             22,080,480             1,114,490             (406,214)         1,331,145
           ------------------------------------------------------------------------------------------------------------------------
                (67,651)               419,008             21,746,634             1,169,174               92,143          1,433,120

                640,768                221,760              1,430,181               261,007            3,862,092          2,428,972
           ------------------------------------------------------------------------------------------------------------------------
           $    573,117           $    640,768           $ 23,176,815          $  1,430,181         $  3,954,235       $  3,862,092
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                                     SUB-ACCOUNT

                                                            LIFESTYLE GROWTH 820                       LIFESTYLE BALANCED 640

                                                     YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                     DEC. 31/99             DEC. 31/98            DEC. 31/99            DEC. 31/98
Income:
   Net investment income during
     the year                                      $    962,278           $    629,682           $    396,729          $    189,230
   Net realized gain (loss)
     during the year                                    (74,308)               (19,242)               (30,994)               (1,929)
   Unrealized appreciation (depreciation)
     during the year                                  1,958,069                115,020                510,201                37,708
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                         2,846,039                725,460                875,936               225,009
                                                   --------------------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                           5,461,863              7,009,770              3,129,737             2,223,707
   Transfer on termination                           (1,622,631)              (827,050)            (1,094,958)             (520,437)
   Transfer on policy loans                            (279,099)              (176,891)               (64,221)              (28,495)
   Net interfund transfers                           (1,593,145)             3,867,109               (306,459)            1,672,788
                                                   --------------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                             1,966,988              9,872,938              1,664,099             3,347,563
                                                   --------------------------------------------------------------------------------
Total increase (decrease) in assets                   4,813,027             10,598,398              2,540,035             3,572,572

Assets beginning of year                             15,857,396              5,258,998              5,696,069             2,123,497
                                                   --------------------------------------------------------------------------------
Assets end of year                                 $ 20,670,423           $ 15,857,396           $  8,236,104          $  5,696,069
                                                   ================================================================================


15
See accompanying notes.

                                                                SUB-ACCOUNT

                 LIFESTYLE MODERATE 460                  LIFESTYLE CONSERVATIVE 280                  INTERNATIONAL SMALL CAP

              YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
              DEC. 31/99           DEC. 31/98           DEC. 31/99          DEC. 31/98            DEC. 31/99             DEC. 31/98

           $    49,688           $    20,025           $    11,447          $       552           $     9,451           $     5,687

                (1,920)               (8,653)                1,866                1,625             1,126,604               (30,291)

                30,959                19,892                (7,716)               5,695             1,360,161               240,125
           ------------------------------------------------------------------------------------------------------------------------
                78,727                31,264                 5,597                7,872             2,496,216               215,521
           ------------------------------------------------------------------------------------------------------------------------
               324,816               287,313                42,811               35,078               826,503               923,655
               (80,708)              (25,583)               (8,329)              (3,934)             (206,773)              (94,819)
               (61,993)                   --                    --                   --               (11,684)              (11,877)
               336,696               282,970               (32,902)              67,660              (266,727)              258,711
           ------------------------------------------------------------------------------------------------------------------------
               518,811               544,700                 1,580               98,804               341,319             1,075,670
           ------------------------------------------------------------------------------------------------------------------------
               597,538               575,964                 7,177              106,676             2,837,535             1,291,191

               678,344               102,380               108,017                1,341             2,693,435             1,402,244
           ------------------------------------------------------------------------------------------------------------------------
           $ 1,275,882           $   678,344           $   115,194          $   108,017           $ 5,530,970           $ 2,693,435
           ========================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                                               SUB-ACCOUNT

                                                                                SMALL COMPANY                            U.S. LARGE
                                                                                    VALUE                                 CAP VALUE

                                                                         YEAR                    PERIOD                    PERIOD
                                                                        ENDED                    ENDED*                     ENDED**
                                                                      DEC. 31/99                DEC. 31/98               DEC. 31/99
Income:
   Net investment income during
     the year                                                       $       305               $        --               $        --
   Net realized gain (loss)
     during the year                                                      7,291                    (3,492)                       18
   Unrealized appreciation (depreciation)
     during the year                                                     88,627                    10,664                    95,862
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                                       96,223                     7,172                    95,880
                                                                    ---------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                             398,042                   183,290                   373,681
   Transfer on termination                                              (50,211)                   (6,126)                  (40,839)
   Transfer on policy loans                                                  --                        --                        --
   Net interfund transfers                                              289,944                   182,269                 1,465,208
                                                                    ---------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                               637,775                   359,433                 1,798,050
                                                                    ---------------------------------------------------------------
Total increase (decrease) in assets                                     733,998                   366,605                 1,893,930

Assets beginning of year                                                366,605                        --                        --
                                                                    ---------------------------------------------------------------
Assets end of year                                                  $ 1,100,603               $   366,605               $ 1,893,930
                                                                    ===============================================================


* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998.

** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes.

                           SUB-ACCOUNT

        MID CAP             SMALL COMPANY        INTERNATIONAL
        STOCK                  BLEND                 VALUE
        PERIOD                 PERIOD                PERIOD
        ENDED**               ENDED**                ENDED**
      DEC. 31/99             DEC. 31/99            DEC. 31/99

  $             -        $          7,350      $             -

              (158)                 1,781                (6,853)

             7,230                 41,163                33,763
  -------------------------------------------------------------
             7,072                 50,294                26,910
  -------------------------------------------------------------
           114,220                174,380                67,544
            (9,534)               (10,104)               (5,873)
                 -                      -                     -
            74,430                167,059               368,846
  -------------------------------------------------------------
           179,116                331,335               430,517
  -------------------------------------------------------------
           186,188                381,629               457,427

                 -                      -                     -
  -------------------------------------------------------------
  $        186,188      $         381,629     $         457,427
  =============================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                 SUB-ACCOUNT
                                                                 TOTAL RETURN                              TOTAL

                                                                     PERIOD                    YEAR                     YEAR
                                                                     ENDED**                   ENDED                    ENDED
                                                                   DEC. 31/99                DEC. 31/99                DEC. 31/98
Income:
   Net investment income
     during the year                                            $          --              $  31,693,647              $  28,132,536
   Net realized gain (loss)
     during the year                                                     (252)                20,827,272                  3,760,628
   Unrealized appreciation (depreciation)
     during the year                                                      364                 69,327,505                 11,133,790
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                                             112                121,848,424                 43,026,954
                                                                -------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                                           102,093                138,216,989                125,895,605
   Transfer on termination                                            (17,463)               (51,392,480)               (33,859,519)
   Transfer on policy loans                                                --                 (3,208,585)                (2,357,855)
   Net interfund transfers                                            394,795                   (253,364)                  (497,675)
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets
   from principal transactions                                        479,425                 83,362,560                 89,180,556
                                                                -------------------------------------------------------------------

Total increase (decrease) in net assets                               479,537                205,210,984                132,207,510

Net assets beginning of year                                               --                478,538,803                346,331,293
                                                                -------------------------------------------------------------------
Net assets end of year                                          $     479,537              $ 683,749,787              $ 478,538,803
                                                                ===================================================================


** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in thirty nine sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, effective May 1, 1999, the following sub-accounts of the Account have been replaced with new sub-account funds as follows:


           PREVIOUS FUND
Emerging Growth Trust
Conservative Asset Allocation Trust
Moderate Asset Allocation Trust
Aggressive Asset Allocation Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Growth & Income Trust
Global Government Bond Trust
Equity Trust


           NEW FUND
 Emerging Small Company Trust
 Diversified Bond Trust
 Income & Value Trust
 Large Cap Growth Trust
 Aggressive Growth Trust
 Mid Cap Growth Trust
 Overseas Trust
 Global Bond Trust
 Mid-Cap Blend Trust

Effective May 1, 1999 the following sub-accounts of the Account were merged with existing sub-account funds as follows:

Capital Growth Bond Trust merged with Investment Quality Bond Trust Worldwide Growth Trust merged with Global Equity Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                              COMMENCEMENT OF OPERATIONS
                                                 OF THE SUB-ACCOUNTS
U.S. Large Cap Value Trust                           May 1, 1999
Mid Cap Stock Trust                                  May 1, 1999
Small Company Blend Trust                            May 1, 1999
International Value Trust                            May 1, 1999
Total Return Trust                                   May 1, 1999
Small Company Value Trust                            May 1, 1998

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the year ended December 31, 1999.

                                                                        PURCHASES               SALES
Emerging Small Company Trust                                         $     4,930,767       $    12,307,689
Quantitative Equity Trust                                                 11,311,432             8,065,273
Real Estate Securities Trust                                               2,924,123             3,752,388
Balanced Trust                                                             6,443,053             7,138,712
Money Market Trust                                                        93,498,772            79,604,857
Capital Growth Bond Trust                                                  2,220,395            21,751,843
International Stock Trust                                                 12,891,686             8,737,829
Pacific Rim Emerging Markets Trust                                         8,625,380             7,448,004
Equity Index Trust                                                        33,234,821            11,590,436
Mid-Cap Blend Trust                                                        8,272,145             4,015,446
Equity Income Trust                                                        6,544,272             2,244,511
Growth and Income Trust                                                   12,009,895             3,746,501
U.S. Government Securities Trust                                           2,543,020             1,137,745
Diversified Bond Trust                                                     1,294,441               419,899
Income and Value Trust                                                     2,249,904               540,152
Large Cap Growth Trust                                                     3,041,905               775,900
Blue Chip Growth Trust                                                    14,098,770             1,977,828
Science & Technology Trust                                                22,500,094             9,105,324
Aggressive Growth Trust                                                    2,481,840             2,226,824
Mid Cap Growth Trust                                                       8,060,295             2,943,649
Worldwide Growth Trust                                                       739,029             1,873,661
Global Equity Trust                                                       23,224,517            19,793,199
Growth Trust                                                               9,230,965             4,216,159
Value Trust                                                                2,806,328               936,272
Overseas Trust                                                            15,131,266            13,238,418
High Yield Trust                                                           3,483,268             1,635,407
Strategic Bond Trust                                                       1,325,957               609,577
Global Bond Trust                                                            893,465               875,845
Investment Quality Bond Trust                                             24,878,917             2,683,280
Lifestyle Aggressive 1000 Trust                                            1,479,616             1,707,763
Lifestyle Growth 820 Trust                                                 7,349,779             4,420,513
Lifestyle Balanced 640 Trust                                               3,774,746             1,683,917

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                             PURCHASES              SALES
Lifestyle Moderate 460 Trust                                                   799,037             230,539
Lifestyle Conservative 280 Trust                                               156,102             143,075
International Small Cap Trust                                                7,291,927           6,941,156
Small Company Value Trust                                                    1,103,975             465,895
U.S. Large Cap Value Trust                                                   1,891,706              93,657
Mid Cap Stock Trust                                                            340,725             161,609
Small Company Blend Trust                                                      416,255              77,570
International Value Trust                                                      665,242             234,725
Total Return Trust                                                             528,471              49,046
                                                                         ---------------------------------
Total                                                                    $ 366,688,303       $ 251,602,093
                                                                         =================================

5. UNIT VALUES

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 for the variable life contracts are as follows:

                                                    1998                         1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Emerging Small Company Trust                      $  43.14     $  74.86        1,370,106         $102,569,738
Quantitative Equity Trust                            43.42        53.10        1,164,916           61,856,519
Real Estate Securities Trust                         32.93        30.30          628,550           19,042,967
Balanced Trust                                       29.99        29.49        1,537,754           45,352,416
Money Market Trust                                   18.31        19.15        2,381,133           45,601,979
International Stock Trust                            13.97        18.12        1,592,351           28,849,762
Pacific Rim Emerging Markets Trust                    7.28        11.85          886,638           10,510,125
Equity Index Trust                                   19.72        23.78        3,152,866           74,963,275
Mid-Cap Blend Trust                                  14.83        18.95        1,724,867           32,680,369
Equity Income Trust                                  16.09        16.64        1,321,869           21,995,504
Growth and Income Trust                              19.74        23.46        2,006,153           47,073,070
U.S. Government Securities Trust                     11.94        11.91          382,656            4,558,716
Diversified Bond Trust                               12.98        13.07          133,384            1,743,348
Income and Value Trust                               14.27        15.51          306,506            4,754,507
Large Cap Growth Trust                               15.50        19.42          343,487            6,670,104

                                                    1998                            1999
                                                    UNIT         UNIT
                                                    VALUE        VALUE          UNITS            DOLLARS
Blue Chip Growth Trust                           $  20.62       $ 24.63        1,047,662     $     25,799,741
Science & Technology Trust                           20.16        40.21          658,047           26,459,240
Aggressive Growth Trust                              15.16        20.16          122,003            2,459,870
Mid Cap Trust                                        19.58        28.33          492,982           13,968,112
Global Equity Trust                                  16.37        16.97          435,835            7,396,859
Growth Trust                                         18.56        25.46          575,470           14,651,615
Value Trust                                          14.21        13.81          368,022            5,083,047
Overseas Trust                                       13.48        18.96          230,626            4,372,356
High Yield Trust                                     14.24        15.37          248,649            3,823,158
Strategic Bond Trust                                 13.80        14.11          246,780            3,481,336
Global Bond Trust                                    14.22        13.27           43,185              573,117
Investment Quality Bond Trust                        14.77        14.51        1,597,533           23,176,815
Lifestyle Aggressive 1000 Trust                      15.02        17.21          229,734            3,954,235
Lifestyle Growth 820 Trust                           15.11        17.62        1,173,282           20,670,423
Lifestyle Balanced 640 Trust                         14.91        16.76          491,434            8,236,104
Lifestyle Moderate 460 Trust                         15.20        16.40           77,781            1,275,882
Lifestyle Conservative 280 Trust                     15.11        15.74            7,318              115,194
International Small Cap Trust                        14.14        26.16          211,460            5,530,970
Small Company Value Trust                             8.53         9.21          119,484            1,100,603
U.S. Large Cap Value Trust                            -           12.84          147,502            1,893,930
Mid Cap Stock Trust                                   -           12.60           14,777              186,188
Small Company Blend Trust                             -           16.07           23,747              381,629
International Value Trust                             -           12.98           35,241              457,427
Total Return Trust                                    -           12.37           38,766              479,537
                                                                                             ----------------
Total                                                                                        $    683,749,787
                                                                                             ================


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)

6. RELATED PARTY TRANSACTIONS (CONTINUED)

insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                    PART II.
                               OTHER INFORMATION

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940


         The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet;

Cross-Reference Sheet;

The Prospectus, consisting of 40 pages;


Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The signatures;

Written consents of the following persons:


A.        Ernst & Young LLP-- FILED HEREIN



B.       Opinion and Consent of Actuary-- FILED HEREIN


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

     A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

     A(3)(a)(i)   Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the SVUL Registration Statement.

     A(3)(a)(ii)  Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(ii) to the SVUL Registration Statement.

     A(3)(a)(iii) Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the SVUL Registration Statement.

     A(3)(b)(i)   Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit
                  A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(ii)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives. Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iii) Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iv)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to the initial filing for this registration statement made on July 8, 1999.

     A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(8)(a)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iv)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(v)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vi)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

     A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the SVUL Registration Statement.

     A(8)(c)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.


     A(8)(c)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293, filed August 28, 1998.



     A(8)(c)(iii) Form of Agreement between ManEquity, Inc. and Manulife Wood
                  Logan - Incorporated by reference to Exhibit A(8)(c)(iii) to pre effective amendment no 1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999.


     A(10)(a) Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

     A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

2. Consents of the following:


         A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America -- Incorporated by reference to Exhibit 2 (A) to pre-effective amendment no.1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999



         B. Opinion and consent of Brian Koop, FSA, MAAA, Actuary -- FILED
         HEREIN



         C. Consent of Ernst & Young LLP -- FILED HEREIN



3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4.    Not applicable.


6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449, filed September 22, 1999.


7.    Power of Attorney.

         Incorporated by reference to Exhibit 12 to post effective amendment no. 10 to the registration statement on Form S-6, file number 33-52310, filed February 28, 1997.

         James P. O'Malley - Incorporated by reference to initial filing for this registration statement made on July 8, 1999.


         Incorporated by reference to Exhibit 7 to post effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed February 25, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this amendment to the Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 27th day of April, 2000.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE

     COMPANY OF AMERICA

     (Depositor)

By: /s/ Donald A. Guloien
------------------------------
       DONALD A. GULOIEN
       President

THE MANUFACTURERS LIFE
INSURANCE COMPANY OF AMERICA

By: /s/ Donald A. Guloien
------------------------------
     DONALD A. GULOIEN
     President

                                 SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 27th day of April, 2000.




Signature                                            Title
---------                                            -----
*                                           Chairman and Director
-----------------------------
JOHN D. RICHARDSON

/s/Donald A. Guloien                        President and Director
------------------------------              (Principal Executive Officer)
DONALD A. GULOIEN

*                                           Director
-----------------------------
SANDRA M. COTTER

/s/James D. Gallagher                       Director
-----------------------------
JAMES D. GALLAGHER

*                                           Director
-----------------------------
JAMES O'MALLEY

*                                           Director
-----------------------------
JOSEPH J. PIETROSKI

*                                           Director
-----------------------------
THEODORE KILKUSKIE, JR.

 /s/Denis Turner                           Vice President and Treasurer
-----------------------------              (Principal Financial and Accounting Officer)
DENIS TURNER

*By:   /s/James D. Gallagher
----------------------------
      James D. Gallagher
      Attorney-in-Fact
      Pursuant to Powers
      of Attorney

                                  EXHIBIT INDEX

Item No.          Description


2(B)              Opinion and consent of Brian Koop, FSA, MAAA, Actuary




2(C)              Consent of Ernst & Young LLP